                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-12


                             METAL MANAGEMENT, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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

                             METAL MANAGEMENT, INC.
                      325 North LaSalle Street, Suite 550
                            Chicago, Illinois 60610
                                 (312) 645-0700
                         ------------------------------
                         NOTICE OF 2006 ANNUAL MEETING
                        MEETING DATE: SEPTEMBER 19, 2006
                         ------------------------------

Dear Stockholder:

     You are cordially invited to attend the 2006 Annual Meeting of Stockholders of Metal Management, Inc. (the "Company"), which will be held at the offices of King & Spalding LLP, 1185 Avenue of the Americas, 34th Floor, New York, New York, at 10:00 a.m., local time, for the following purposes:

     1. To elect five directors of the Company to serve until the 2007 Annual Meeting of Stockholders;

     2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2007;

     3. To approve an amendment to the Metal Management, Inc. 2002 Incentive Stock Plan ("2002 Incentive Stock Plan"); and

     4. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

     If you were a stockholder of record at the close of business on July 24, 2006, you may vote at our Annual Meeting or any adjournment of the meeting. A list of our stockholders will be maintained and open for examination by any stockholder, for any purpose germane to the Annual Meeting, during regular business hours at the above address of the Company for ten days prior to the meeting.

     Please promptly complete, sign, date and return the enclosed proxy card. You may revoke your proxy at any time before it is voted at the meeting. You will find information regarding the matters to be voted on in the proxy statement accompanying this notice. A copy of our Annual Report on Form 10-K for the year ended March 31, 2006 is also enclosed.

     Your vote is important. I urge you to vote your shares by proxy, even if you plan to attend the meeting. This will ensure that your shares are voted. Please fill out, sign and return your proxy card promptly.

     On behalf of your Board of Directors, thank you for your continued support.

Sincerely,

/s/ Daniel W. Dienst

Daniel W. Dienst
Chairman of the Board

Chicago, Illinois
July 26, 2006

                             METAL MANAGEMENT, INC.
                      325 North LaSalle Street, Suite 550
                            Chicago, Illinois 60610

                         ------------------------------

                                PROXY STATEMENT

                         ------------------------------

     The Board of Directors of Metal Management, Inc. (the "Company") is soliciting proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on Tuesday, September 19, 2006, beginning at 10:00 a.m., local time, at the offices of King & Spalding LLP, 1185 Avenue of the Americas, 34th Floor, New York, New York, and any adjournments of the meeting. Your vote is very important. This proxy statement, the accompanying proxy card and the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2006 ("fiscal 2006"), are being mailed to stockholders on or about August 7, 2006. The proxy statement and Annual Report are also available on the Company's website at www.mtlm.com.

                   PROXY SOLICITATION AND VOTING INFORMATION

WHO IS ENTITLED TO VOTE?

     Stockholders of record at the close of business on July 24, 2006 (the "Record Date"), may vote at the meeting. Each share of the Company's common stock, $.01 par value ("common stock") is entitled to one vote on each voting matter.

WHAT CONSTITUTES A QUORUM AT THE MEETING?

     A majority of the outstanding shares of the Company's common stock, represented in person or by proxy, will constitute a quorum for transacting business. On the Record Date, outstanding shares of common stock were 26,862,083.

HOW DO I VOTE?

     The enclosed proxy is solicited by our Board of Directors. To vote, please complete, sign and date each proxy card you receive and return it in the prepaid envelope. Proxies will be voted if properly signed, received prior to the close of voting at the meeting and not revoked. Where you specify a choice with respect to any matter, your shares will be voted as you specify. If a properly executed proxy card is returned in a timely manner and no space is marked, it will be voted (1) for all nominees for director, (2) for ratification of the appointment of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") as the Company's independent registered public accounting firm for the fiscal year ending on March 31, 2007 ("fiscal 2007"), (3) for approval of the amendment to the 2002 Incentive Stock Plan, and (4) in accordance with the best judgment of the proxy holders, in the interest of the Company, on any other matters properly brought before the meeting.

IF I HOLD SHARES IN THE NAME OF A BROKER, WHO VOTES MY SHARES?

     If you received this proxy statement from your broker, your broker should have given you instructions for directing how your broker should vote your shares. It will then be your broker's responsibility to vote your shares for you in the manner you direct.

     Under the rules of various national and regional securities exchanges, brokers may generally vote on routine matters, such as the election of directors and ratification of the appointment of the Company's independent registered public accounting firm, but cannot vote on non-routine matters, such as approval of the amendment to the 2002 Incentive Stock Plan, unless they have received voting instructions from the person for whom they are holding shares. If your broker does not receive instructions from you on how to vote particular shares on matters on which your broker does not have discretionary authority to vote, your broker will return the proxy form to us, indicating that he or she does not have the authority to vote on these matters. This is generally referred to as a "broker non-vote" and will affect the outcome of the voting as described below, under "What vote is required to approve each matter?" Therefore, we encourage you to provide directions to your broker as to how you want your shares voted on all matters to be brought before the meeting. You should do this by carefully following the instructions your broker gives you concerning its procedures. This ensures that your shares will be voted at the meeting.

HOW CAN I REVOKE MY PROXY?

     After you return a proxy, you may revoke it at any time before its use. To revoke it, you may (1) deliver a written notice of revocation to our corporate secretary, (2) submit a properly executed, subsequently-dated proxy or (3) vote in person at the meeting.

WHO WILL COUNT THE VOTE?

     A representative of LaSalle Bank National Association will count the vote and serve as Inspector of Election.

WHAT VOTE IS REQUIRED TO APPROVE EACH MATTER?

     The nominees receiving the highest number of votes will be elected directors. Approval of the amendment to the Company's 2002 Incentive Stock Plan and ratification of the appointment of PricewaterhouseCoopers as the Company's independent registered public accounting firm for fiscal 2007 will require a majority of the votes cast by stockholders on each proposal. Broker non-votes and abstentions are counted for purposes of determining a quorum. Abstentions, broker non-votes or failure to vote are disregarded in tabulating voting results. Stockholders may not cumulate their votes.

WHO PAYS FOR THE COSTS OF SOLICITING PROXIES?

     The Company will be responsible for all costs of soliciting proxies, including charges made by brokers and others holding common stock in their names or in the names of nominees, for reasonable expenses incurred in sending proxy materials to beneficial owners and obtaining their proxies. In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies personally and by telephone, all without extra compensation.

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

     The Company's amended and restated bylaws provide that the Board of Directors of the Company shall establish the number of directors who serve on our Board from time to time. The current number of directors has been established at five. The Board of Directors has resolved that the number of directors to be elected at the 2006 Annual Meeting is five. Each director of the Company holds office until his successor is elected and qualified or until his earlier death, resignation or removal.

     Each of the nominees has indicated his willingness to serve if elected, and the Board of Directors has no reason to believe that any of the nominees will be unavailable for election, but if such a situation should arise, the proxy will be voted in accordance with the best judgment of the proxyholder for such person or persons as may be designated by the Board of Directors, unless the stockholder has directed otherwise.

     The names of the nominees, their ages as of May 31, 2006, and certain other information about them are set forth below:

NAME                             AGE   POSITION
----                             ---   --------
Norman R. Bobins*(2)...........  63    Director
Daniel W. Dienst...............  40    Chairman of the Board, Chief Executive Officer and President
John T. DiLacqua*(1 2).........  54    Director
Robert Lewon*(1 2).............  63    Director
Gerald E. Morris*(1 2).........  73    Director

---------------

(1)  Member of the Audit Committee.
(2)  Member of the Compensation Committee.
* indicates an independent director as such term is defined in Rule 4200(a)(15) of the NASD's listing standards.

     Norman R. Bobins joined the Company's Board of Directors on April 1, 2006. Mr. Bobins is head of North America and Senior Executive Vice President of ABN AMRO Bank N.V. He is President and Chief Executive Officer of LaSalle Bank Corporation ("LaSalle"), the parent of LaSalle Bank. Mr. Bobins is on the executive board of the Auditorium Theatre Council. He is a member of the board of directors of the Terra Foundation for American Art. He continues to serve as a member of the Board of Education of the City of Chicago. He is a member of the board of trustees of WTTW Communications, Inc., The Field Museum, and The Art Institute of Chicago, and is Chairman Emeritus of the Illinois Business Roundtable. He serves on the board of Spertus College. He is a member of the Trustees Committee of The Chicago Community Trust. His corporate involvement includes the board of directors of the New York Clearing House, and a directorship at RREEF America REIT II, Inc. He is Vice Chairman of the board of directors of Transco, Inc. He is on the board of directors of The Financial Services Roundtable and serves on the Civic Committee of The Commercial Club of Chicago. Mr. Bobins earned his B.S. from the University of Wisconsin and his M.B.A. from the University of Chicago.

     Daniel W. Dienst joined the Company's Board of Directors on June 29, 2001. Mr. Dienst has served as the Company's Chairman of the Board since April 2003, as the Company's Chief Executive Officer since January 2004 and as the Company's President since September 2004. From May 2000 to January 2004, Mr. Dienst served as Managing Director of the Corporate and Leveraged Finance Group of CIBC World Markets Corp. ("CIBC World Markets"), a diversified global financial services firm. From January 1999 through April 2000, Mr. Dienst held various positions within CIBC World Markets, including Executive Director of the High Yield/Financial Restructuring Group. From October 1995 to March 1998, Mr. Dienst served in various capacities with Jefferies & Company, Inc., most recently as its Vice President, Corporate Finance/Restructurings. Mr. Dienst is a graduate of Washington University and received a J.D. from The Brooklyn Law School. Mr. Dienst previously served as the non-executive Chairman of the Board of Metals USA, Inc.

     John T. DiLacqua joined the Company's Board of Directors on June 29, 2001. Mr. DiLacqua was the Executive Chairman of Envirosource, Inc. ("Envirosource") from May 2004 until his retirement in December 2004 and had served as President and Chief Executive Officer of Envirosource from January 1999 to May 2004. Envirosource is a supplier of metal recovery, material handling and other outsourced services to the steel industry. From October 1997 to December 1998, Mr. DiLacqua served as President of the U.S. Ferrous Operations of Philip Metals, Inc., which included, among other companies, the former Luria Brothers Division of Connell Limited Partnership ("Luria Brothers"). Prior to that, he served as the President of Luria Brothers from May 1994 to October 1997, and, from December 1990 to May 1994, he served as its Vice President of Finance and Administration. Mr. DiLacqua is a graduate of Temple University and received an M.B.A. from Carnegie Mellon University. He is a certified public accountant.

     Robert Lewon joined the Company's Board of Directors on March 25, 2004. Mr. Lewon has over 40 years of experience in the scrap metal industry and has served as an executive of scrap companies, including President of Simsmetal USA Corp. Additionally, Mr. Lewon has served as a consultant to scrap metal companies since his retirement from Simsmetal in 1993.

     Gerald E. Morris joined the Company's Board of Directors on January 16, 2004. Mr. Morris currently serves as President and Chief Executive Officer of Intalite International N.V., a diversified holding company with investments primarily in the metals fabrication industry. Mr. Morris also serves as a director and as chairman of the audit committee of Beacon Trust Company. Mr. Morris is a certified public accountant. Mr. Morris previously served as chairman of the board of directors of Allmet Building Products. Mr. Morris has previously served as a director of Rexel, Inc. and Tivoli Industries, Inc., and as trustee of the Blanchard Group of Funds. Mr. Morris earned his B.A. from the University of Connecticut.

BOARD MEETINGS AND COMMITTEES

     During fiscal 2006, the Board of Directors of the Company held a total of 9 meetings and acted by unanimous written consent on 4 other occasions. It is the policy of the Board of Directors that its members are encouraged to attend the annual meeting of stockholders. All directors then serving, except one who has since retired from the Board, attended the 2005 annual meeting. Each director attended 75% or more of the aggregate number of meetings of the Board of Directors and meetings of committees on which such director served during fiscal 2006. The Board of Directors has an Audit Committee, a Compensation Committee and a Special Committee. The Special Committee was disbanded effective as of July 1, 2006. The Board of Directors does not have a nominating committee or any committee performing similar functions; however, the Board of Directors has adopted the procedures described below with respect to the consideration and nominations of candidates to serve on the Board of Directors.

     The Audit Committee consists of three of the Company's non-employee directors: Messrs. DiLacqua (Chair), Lewon and Morris. Each member of the Audit Committee is "independent" in accordance with Rule 4350(d)(2) of the NASD's listing standards. The Board of Directors has adopted a written charter for the Audit Committee, which is available on the Company's website at www.mtlm.com. The Company's Board of Directors has determined that two members of the Audit Committee, Messrs. DiLacqua and Morris, are audit committee financial experts in compliance with criteria established by the Securities and Exchange Commission ("SEC"). The Audit Committee met 7 times in fiscal 2006. The Audit Committee's duties include, among other responsibilities:

      --   Appointing the Company's independent registered public accounting firm;
      -- Meeting periodically with members of internal audit and the independent registered public accounting firm on matters such as the scope of audits and reports;
      -- Reviewing the quarterly and annual financial statements and public filings and press releases related thereto;
      --   Reviewing significant accounting policies and procedures; and
      -- Reviewing the effectiveness of accounting and financial controls of the Company.

     From April 1, 2006 to the present, the Compensation Committee consists of four of the Company's non-employee directors: Messrs. Morris (Chair), Bobins, DiLacqua and Lewon. Kevin McGuinness served as a member of the Compensation Committee until his retirement from the Board of Directors on April 1, 2006. The Board of Directors has adopted a written charter for the Compensation Committee, which is available on the Company's website at www.mtlm.com. The Compensation Committee met four times during fiscal 2006 and acted by unanimous written consent on one other occasion. Its duties include:

      -- Recommending compensation and benefit programs for the Company to the Board of Directors;
      -- Setting executive compensation levels and reviewing the performance of the officers of the Company;
      --   Administering the Company's stock compensation plans; and
      --   Reporting to the stockholders about executive compensation.

     A Special Committee of the Board of Directors was created by the Board of Directors to investigate, consider and act with respect to the Company's voluntary disclosure to the Department of Justice of all matters relating to or arising from certain cash payments to industrial account suppliers of scrap metals made by certain subsidiaries of the Company. The Special Committee consisted of three of the Company's non-employee directors: Messrs. Lewon (Chair), DiLacqua and Morris. There were no meetings of the Special Committee in fiscal 2006. The Special Committee was disbanded effective as of July 1, 2006.

DIRECTOR NOMINATIONS

     As noted above, the Company does not have a nominating committee. The Board of Directors has adopted a set of procedures to be followed by all of the directors who satisfy the definition of "independent" under the NASD's listing standards in connection with nominations to the Board of Directors (the "Nominations Process"). A copy of the Nominations Process can be found on the Company's website at www.mtlm.com. The Board of Directors believes that because the nominating process involves consideration of candidates by all of the independent directors based on guidelines set forth in the Nominations Process, there is no need for the establishment of a separate nominating committee, particularly given the relatively small size of the Board of Directors.

     Under the Nominations Process, all of the independent members of the Board of Directors will review any candidates recommended by stockholders of the Company. Candidates for director received from stockholders will be given the same consideration as those identified or recommended by other sources. The procedures for suggesting a potential nominee for director are described under the caption "Stockholder Proposals" in this proxy statement. There have been no material changes during fiscal 2006 to the procedures by which stockholders may recommend nominees to the Company's Board of Directors. No candidates have been put forth by stockholders of the Company for fiscal 2007.

     The Nominations Process requires director nominees to have the highest personal and professional integrity, to have demonstrated exceptional ability and judgment and, together with other nominees, to effectively serve stockholders' long-term interests and contribute to the Company's overall corporate goals. In addition, although no formal minimum standards are specified under the Nominations Process, the non-employee directors are required to consider issues of character, judgment, diversity, expertise, corporate experience, ability to serve, and other relevant factors.

     The independent directors do not have a formalized process for identifying and evaluating nominees for director. Members of the Board of Directors stand for reelection on an annual basis. From time to time, one or more directors may identify an individual known to such director to possess some or all of the qualifications discussed above. Any director seeking to nominate such individual for appointment or election to the Board of Directors would then describe the background and qualifications of such individual to the independent directors at a duly convened meeting thereof. The independent directors would then vote to either recommend or not recommend to the entire Board of Directors the appointment of such person to the Board or the nomination of such individual for election as director by the stockholders.

     Under the Nominations Process, the independent directors have, among other things, the responsibility to select (with respect to satisfaction of applicable independence requirements) and recommend to the Board membership on various Board committees (including chair) and nominees to fill vacancies as they arise.

     The Company does not pay an annual fee to any third party to identify or evaluate or assist the Company in identifying or evaluating potential nominees for director. However, the Board of Directors has the resources and authority to retain such a third party if they so elect.

     Each nominee for director is standing for reelection.

DIRECTOR COMPENSATION

     Annual Retainer Fees. The annual retainer fee for fiscal 2006 for each non-employee director was $50,000. Beginning July 1, 2006, the annual retainer fee for each non-employee director was increased to $60,000. The annual retainer fee for fiscal 2006 for each of the chairs of the Audit Committee and the Compensation Committee was $20,000. Each of the other members of the Audit Committee and the Compensation Committee was paid an annual retainer fee of $10,000. The annual retainer fee for the chair of the Special Committee was $10,000; the other members of the Special Committee did not receive any retainer fees. The annual retainer fees described above are payable on a quarterly basis in advance. Directors are reimbursed for their reasonable expenses in attending board meetings.

     Meeting Fees. In fiscal 2006, each non-employee director was paid a fee of $2,000 for each board meeting attended in person and $1,000 for each board meeting attended by teleconference. Each non-employee director was paid a fee of $1,000 for each Audit Committee and Compensation Committee meeting attended (other than board or committee meetings held on the same day for which only the board meeting fee is paid).

     Option or Stock Awards. In fiscal 2006, each non-employee director received an annual stock option grant of 30,000 shares. Stock option grants are made on the date of the first board meeting each fiscal year and on the date a director joins the Board. The exercise price is equal to the fair market value on the date of grant and the options vest on March 31 of the following year.

STOCKHOLDER COMMUNICATIONS WITH BOARD OF DIRECTORS

     The Board of Directors maintains a process by which the Company's stockholders can communicate with the directors in writing. Any stockholder who wants to communicate with the Board of Directors, or any one of the directors, may transmit correspondence by mail, facsimile or email, addressed as follows:

        Board of Directors [or name of individual director]
        c/o Corporate Secretary - Robert C. Larry
        Metal Management, Inc.
        325 North LaSalle St., Suite 550
        Chicago, Illinois 60610
        Fax: (312) 645-0570
        Email: rlarry@mtlm.com

     The correspondence should indicate that you are a stockholder of the Company. Depending on the subject matter of the letter, the Secretary or his designee will:

      -- Forward the communication to the Board of Directors or the director or directors to whom it is addressed;
      --   Attempt to have management address the inquiry directly; or
      -- Not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.

     At each board meeting, a member of management will present a summary of all communications received since the last meeting that were not forwarded and makes those communications available to the directors upon request.

CODE OF ETHICS

     The Company strives to conduct its business in accordance with the highest ethical standards and in compliance with all applicable governmental law, rules and regulations. Management adopted a Business Ethics Policy and Code of Conduct (the "Code of Conduct") to help effectuate the Company's goal that all officers, directors and employees act at all times in an honest and ethical manner in connection with their service to the Company. The Code of Conduct is intended to meet the requirement for a code of ethics under the Sarbanes-Oxley Act of 2002 and the listing standards of the Nasdaq Stock Market. The Code of Conduct applies to all of the Company's officers, directors and employees, including senior executive and financial officers. A copy of the Code of Conduct is available under the "Corporate Governance" section of the Company's website at www.mtlm.com.

     The Company also has adopted a Code of Ethics for Senior Executive and Financial Officers (the "Code of Ethics"). The senior executive officers of the Company, including the Company's principal executive officer, principal financial officer and principal accounting officer, are held to an elevated role in complying with the Code of Conduct in their own activities; in ensuring compliance with the Code of Conduct by other employees; and in their commitment to (i) honest and ethical conduct, (ii) full, fair, accurate, timely and understandable disclosure in the Company's public communications, (iii) compliance with applicable governmental law, rules and regulations, (iv) prompt internal reporting of violations of the Code of Ethics and (v) accountability for adherence to the Code of Ethics. A copy of the Code of Ethics is available under the "Corporate Governance" section of the Company's website at www.mtlm.com. The Company will disclose on its website at www.mtlm.com. any amendment to, or waiver from, Code of Ethics.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR NAMED ABOVE.

                               EXECUTIVE OFFICERS

     Executive officers are elected by the Board of Directors and serve until they resign or are removed by the Board. The Company's executive officers, other than Mr. Dienst who is identified in the section entitled "Election of Directors," and their respective ages as of May 31, 2006 are set forth in the following table:

NAME                                     AGE   POSITIONS
----                                     ---   ---------
Robert C. Larry........................  45    Executive Vice President, Finance, Chief Financial
                                               Officer, Treasurer and Secretary

     Robert C. Larry has served as the Company's Executive Vice President, Finance, Chief Financial Officer and Secretary since April 1999. He has served as the Company's Treasurer since April 1, 2004. From August 1996 through April 1999, he was the Company's Vice President, Finance, Treasurer and Chief Financial Officer. Mr. Larry is a graduate of Purdue University and received an M.B.A. from the University of Chicago. Mr. Larry is a certified public accountant.

                 OWNERSHIP OF THE CAPITAL STOCK OF THE COMPANY

     The following table sets forth certain information regarding beneficial ownership of the Company's common stock as of May 31, 2006 by: (i) each person who is known by the Company to own more than 5% of the Company's common stock;
(ii) the directors, the chief executive officer and each of the executive officers of the Company named in the Summary Compensation Table; and (iii) all current officers and directors as a group. Share amounts and percentages shown for each person or entity are adjusted to give effect to shares of the Company's common stock that are not outstanding but may be acquired by a person or entity upon exercise of all options and warrants exercisable by such entity or person within 60 days of May 31, 2006. However, those shares of common stock are not deemed to be outstanding for the purpose of computing the percentage of outstanding shares beneficially owned by any other person.

                                                                                  PERCENT OF
              NAME OF BENEFICIAL OWNER(1)                NUMBER OF SHARES        TOTAL SHARES
              ---------------------------                ----------------        ------------
Royce & Associates                                           3,685,900(2)            14.2%
  1414 Avenue of the Americas
  New York, NY 10019
Barclays Global Investors                                    2,191,306(3)             8.3%
  45 Freemont Street
  San Francisco, CA 94105
T. Rowe Price Associates, Inc.                               2,125,300(4)             8.2%
  100 East Pratt Street
  Baltimore, MD 21202
Daniel W. Dienst                                               765,000(5)             2.9%
Gerald E. Morris                                               101,210(6)               *
Robert Lewon                                                    75,000(7)               *
Robert C. Larry                                                 60,000(8)               *
John T. DiLacqua                                                60,000(9)               *
Norman R. Bobins                                                     0                  *
All current officers and directors as
  a group (6 persons)                                        1,061,210(10)            4.0%

---------------

* Less than 1%
(1 ) Unless disclosed in the notes below, the persons named in the table have sole voting and investment power with respect to all shares of the Company's common stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table (such as with respect to restricted stock held by executive officers over which they have voting but not investment power).
(2 ) Information based upon Schedule 13F filed with the SEC on May 9, 2006, for the period ended March 31, 2006.
(3 ) Information based upon Schedule 13G/A filed on May 8, 2006 with the SEC jointly by Barclays Global Investors, NA and Barclays Global Fund Advisors. The Schedule 13G/A indicates that on April 30, 2006, Barclays Global Investors, NA and its related entities were the beneficial owners of 2,191,306 shares of the Company's common stock and reported sole voting power as to 2,042,348 shares of the Company's common stock and sole dispositive power as to 2,191,306 shares of the Company's common stock.
(4 ) Information based upon Schedule 13F filed with the SEC on May 15, 2006, for the period ended March 31, 2006.
(5 ) Includes options to purchase 200,000 shares of the Company's common stock and 360,000 shares of restricted stock subject to forfeiture if Mr. Dienst's employment terminates, which forfeiture risk lapses over time in accordance with a vesting schedule.
(6 ) Includes options to purchase 96,210 shares of the Company's common stock. (7 ) Includes options to purchase 75,000 shares of the Company's common stock. (8 ) Includes 48,333 shares of restricted stock subject to forfeiture if Mr.
      Larry's employment terminates, which forfeiture risk lapses over time in accordance with a vesting schedule.
(9 )  Includes options to purchase 60,000 shares of the Company's common stock.

(10) Includes options to purchase 431,210 shares of the Company's common stock and 408,333 shares of restricted stock subject to forfeiture if holder's employment terminates, which forfeiture risk lapses over time in accordance with a vesting schedule.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of the relationship on Form 3 and changes in ownership on Forms 4 or 5 with the SEC and the NASDAQ. These officers, directors and ten percent shareholders are also required by SEC rules to furnish the Company with copies of all forms they file.

     Based solely on its review of the copies of such forms received by the Company, or written representations from certain reporting persons, the Company believes that during fiscal 2006 its officers, directors and ten percent shareholders have timely complied with all applicable Section 16(a) filing requirements.

                             EXECUTIVE COMPENSATION

     The following tables set forth compensation information with respect to those persons who: (i) served as our chief executive officer during fiscal 2006 and (ii) the individuals, other than our CEO, who served as executive officers of the Company during fiscal 2006 (collectively referred to as "named executive officers"). Compensation paid to these individuals for the fiscal years ended March 31, 2006, 2005 and 2004 are as follows:

                           SUMMARY COMPENSATION TABLE

                                                                                 LONG-TERM
                                       ANNUAL COMPENSATION                  COMPENSATION AWARDS
                            -----------------------------------------   ---------------------------
                                                                         RESTRICTED     SECURITIES
         NAME AND           FISCAL                                          STOCK       UNDERLYING       ALL OTHER
    PRINCIPAL POSITION       YEAR     SALARY      BONUS      OTHER(1)   AWARDS ($)(2)   OPTIONS (#)   COMPENSATION(3)
    ------------------      ------   --------   ----------   --------   -------------   -----------   ---------------
Daniel W. Dienst             2006    $750,000   $1,500,000   $     --     $1,828,200(4)        --         $  2,233
Chairman of the Board,       2005     750,000    1,500,000         --      1,498,500(5)        --            8,068
Chief Executive Officer
  and                        2004(6)  156,250      725,000         --      8,775,000(7)   290,000(8)       210,013(9)
President
Robert C. Larry              2006    $350,000   $  350,000   $     --     $  761,750(4)        --         $ 10,233
Executive Vice President,    2005     335,000      335,000         --        699,300(5)        --            6,622
Finance, Chief Financial     2004     275,000      275,000         --             --           --            7,242
Officer, Treasurer and
Secretary
Joseph P. Reinmann           2006(10) $245,000  $  183,750   $     --     $   48,878(11)        --        $ 17,141
Executive Vice-President,    2005     205,625      204,219(12)  185,681(13)      139,860(5)    15,000(12)        8,629
Non-Ferrous

---------------
(1 ) No amounts are shown where the dollar value of perquisites and other personal benefits did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for the named executive officer.
(2 ) Restricted stock is valued at the time of grant. Dividends are paid on restricted stock at the same rate and time as on common stock.
(3 ) Includes the Company's contributions to the Company-sponsored 401(k) plan, amounts paid by the Company for health and life insurance premiums, and amounts paid by the Company for medical claims under the Company's self-insured health plan.
(4 ) As part of their compensation for fiscal 2006, on May 30, 2006, Messrs. Dienst and Larry were awarded 60,000 and 25,000 shares of restricted stock, respectively, with a fair market value of $30.47 per share. Pursuant to the terms of the awards, these shares vest in three equal annual installments beginning June 1, 2007, provided that they are each employed by the Company on the vesting dates.

(5 ) As part of their compensation for fiscal 2005, on May 10, 2005, Messrs. Dienst, Larry, and Reinmann were awarded 75,000; 35,000; and 7,000 shares of restricted stock, respectively, with a fair market value of $19.98 per share. Pursuant to the terms of the awards, these shares vest in three equal annual installments beginning March 31, 2006, provided that they are each employed by the Company on the vesting dates. Mr. Reinmann's award vested on the Separation Date (see below under the "Employment Contracts, Termination of Employment and Change-in-Control Arrangements" section of this proxy statement).
(6 ) Mr. Dienst was appointed Chief Executive Officer on January 16, 2004. Bonus for fiscal 2004 includes a $375,000 signing bonus.
(7 ) On January 16, 2004, Mr. Dienst was awarded 500,000 shares of restricted stock, with a fair market value of $17.55 per share. Pursuant to the terms of the award, the shares vest in four equal annual installments beginning on March 31, 2005, provided that Mr. Dienst remains employed by the Company on the vesting dates.
(8) Includes options to purchase 90,000 shares granted to Mr. Dienst as non-executive Chairman of the Board.
(9) Includes $209,700 of director fees paid to Mr. Dienst, from April 1, 2003 to January 16, 2004, in his capacity as non-executive Chairman of the Board.
(10)  Mr. Reinmann was terminated by the Company without cause on June 12, 2006.
(11) As part of his compensation for fiscal 2006, on May 22, 2006, Mr. Reinmann was awarded 1,750 shares of restricted stock with a fair market value of $27.93 per share. Pursuant to the terms of the award, these shares vested on the Separation Date (see below under the "Employment Contracts, Termination of Employment and Change-in-Control Arrangements" section of this proxy statement).
(12) Mr. Reinmann joined the Company on May 17, 2004. Pursuant to the terms of his employment contract, Mr. Reinmann received a signing bonus of $50,000 and was awarded options to purchase 15,000 shares of common stock, which all vested on the Separation Date (see below under the "Employment Contracts, Termination of Employment and Change-in-Control Arrangements" section of this proxy statement).
(13) This amount consists of: (i) relocation benefits of $172,691, (ii) $10,500 for an auto allowance, and (iii) $2,490 for reimbursement of legal expenses incurred by Mr. Reinmann in connection with the review of his employment contract entered into with the Company. The relocation benefits were paid to or on behalf of Mr. Reinmann and include: (i) $125,618 paid to National Equity, Inc. for the marketing, maintenance and sale of Mr. Reinmann's previous residence and (ii) $47,073 for temporary housing, house hunting and moving costs.

                       OPTION GRANTS IN LAST FISCAL YEAR

     There were no stock option grants made to any of the named executive officers or any employees of the Company during fiscal 2006.

        AGGREGATED OPTION AND WARRANT EXERCISES IN LAST FISCAL YEAR AND
                   FISCAL YEAR-END OPTION AND WARRANT VALUES

     The following table sets forth certain information with respect to stock options and warrants exercised during fiscal 2006 by the named executive officers and the number and value of securities underlying unexercised options held by the named executive officers at March 31, 2006.

                                                           NUMBER OF SECURITIES
                                                          UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                              SHARES                         OPTIONS AT FISCAL          IN-THE-MONEY OPTIONS AT
                            ACQUIRED ON      VALUE             YEAR-END (#)             FISCAL YEAR-END ($)(1)
                             EXERCISE      REALIZED     ---------------------------   ---------------------------
           NAME                 (#)           ($)       EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
           ----             -----------   -----------   -----------   -------------   -----------   -------------
Daniel W. Dienst                   0      $        0      200,000             0        $540,000       $      0
Robert C. Larry               70,000       1,597,050            0             0               0              0
Joseph P. Reinmann                 0               0        6,000      9,000(2)          67,440        101,160

---------------

(1) In accordance with SEC rules, values are calculated by subtracting the exercise price of the options and warrants from the fair market value of the underlying common stock. For purposes of this table, fair market value was $31.65, the closing price of the Company's common stock as reported on the Nasdaq Stock Market on March 31, 2006.
(2) The unexercisable options at fiscal year-end vested on the Separation Date (see below under the "Employment Contracts, Termination of Employment and Change-in-Control Arrangements" section of this proxy statement).

  SECURITIES AUTHORIZED FOR ISSUANCE UNDER EXISTING EQUITY COMPENSATION PLANS

     The following table provides information as of March 31, 2006 with respect to shares of the Company's common stock that may be issued under our existing equity compensation plans.

                                        NUMBER OF SECURITIES     WEIGHTED-AVERAGE     NUMBER OF SECURITIES
                                         TO BE ISSUED UPON      EXERCISE PRICE OF     REMAINING AVAILABLE
                                            EXERCISE OF        OUTSTANDING OPTIONS,   FOR FUTURE ISSUANCE
                                        OUTSTANDING OPTIONS,         WARRANTS             UNDER EQUITY
            PLAN CATEGORY               WARRANTS AND RIGHTS         AND RIGHTS         COMPENSATION PLANS
            -------------               --------------------   --------------------   --------------------
Plans approved by security holders           1,294,437(1)             $22.63(2)            1,886,198
Plans not approved by security
  holders(3)                                 25,000(3)                $ 5.18                       0
                                             ---------                                     ---------
  Total                                      1,319,437                                     1,886,198
                                             =========                                     =========

---------------

(1) Includes options to purchase shares outstanding under the 2002 Incentive Stock Plan and an aggregate of 523,227 shares of restricted stock issued pursuant to the 2002 Incentive Stock Plan.
(2) The weighted average exercise price does not include outstanding restricted stock.
(3) Comprises (i) 20,000 shares issuable pursuant to the Management Equity Incentive Plan, which was approved by a majority of the predecessor company's creditors, who upon effectiveness of the Company's plan of reorganization, represented a majority of the Company's stockholders by their vote to approve the Company's plan of reorganization and (ii) grants of warrants to purchase 5,000 of the Company's common stock at an exercise price of $1.875 per share made to certain employees for incentive compensation. These grants were made in May 2002, prior to the adoption of the 2002 Incentive Stock Plan.

     EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
                                  ARRANGEMENTS

     Mr. Dienst. On January 16, 2004, the Company entered into an employment agreement with Mr. Dienst (the "Dienst Employment Agreement"), that extends through March 31, 2008. On March 31, 2008 and every anniversary thereof, the Dienst Employment Agreement will be automatically extended for an additional year unless either the Company or Mr. Dienst elects prior to the anniversary not to extend the term. The Dienst Employment Agreement provides for a base salary of not less than $750,000 a year, a signing bonus of $375,000, and annual cash bonuses of $350,000 for the period from January 16, 2004 through March 31, 2004, $750,000 for fiscal 2005, $375,000 for fiscal 2006 and $187,500 for fiscal 2007, or in such larger amounts as may be determined in accordance with any annual bonus program for senior executives then in effect or at the discretion of the Company's Board of Directors. The Dienst Employment Agreement also provided for the grant of 500,000 shares of restricted stock and two options to purchase 100,000 shares of common stock of the Company, all issued under the 2002 Incentive Stock Plan, at exercise prices of $26.25 and $35.00, respectively.

     The Dienst Employment Agreement also contains provisions entitling Mr. Dienst to a severance package in the event of Mr. Dienst's resignation for "good reason" or in the event that Mr. Dienst is terminated without "cause" (each as defined in the Dienst Employment Agreement). In either such event, the Dienst Employment Agreement provides that Mr. Dienst will be entitled to receive a cash payment equal to his base salary plus the minimum annual bonuses to which he is entitled through March 31, 2008, and all of Mr. Dienst's unvested stock options, stock grants or long term incentive plan compensation will immediately become vested. In the event Mr. Dienst elects to terminate his employment after a "change of control" (as defined in the Dienst Employment Agreement), Mr. Dienst will be entitled to an amount equal to the greater of (i) one year's annual base salary or (ii) 50% of the amount of Mr. Dienst's annual base salary plus all minimum annual bonus amounts, and will not be subject to the non-competition agreement. Under certain conditions and subject to his election to terminate such provisions by forgoing certain severance benefits, Mr. Dienst will be subject to the non-competition and non-solicitation provisions contained in the Dienst Employment Agreement for a period of up to eighteen months after the date on which his employment with the Company is terminated.

     Mr. Larry. On July 1, 2001, the Company entered into an employment agreement with Mr. Larry (the "Larry Employment Agreement"), for a term of three years, which term is automatically extended at the end of each year unless either the Company or Mr. Larry elects prior to the anniversary not to extend the term. The Larry Employment Agreement provides for a base salary of $260,000, which amount may be increased in the discretion of the Compensation Committee. The Larry Employment Agreement, as amended, contains provisions entitling Mr. Larry to severance in the event Mr. Larry is terminated within one year following a "change in control" or in the event Mr. Larry is otherwise terminated without "cause" (each as defined in the Larry Employment Agreement). In the case of termination without cause, Mr. Larry is entitled to receive a lump sum payment in an amount equal to his then-current salary and COBRA coverage for a period of twelve months. If Mr. Larry is terminated within one year following a "change in control," (i) he is entitled to receive a lump sum payment in an amount equal to two times his then-current salary, (ii) he is entitled to receive COBRA coverage for eighteen months to the extent he is eligible, (iii) he has the option to reduce the amount of his severance payments such that they are not subject to an excise tax and (iv) all of his warrants and options shall immediately become vested. Under certain conditions, Mr. Larry will be subject to the non-competition and non-solicitation provisions contained in the Larry Employment Agreement for a period of up to eighteen months after the date on which his employment with the Company is terminated.

     Mr. Reinmann. On June 12, 2006 (the "Separation Date"), the Company terminated Mr. Reinmann without cause. Pursuant to Mr. Reinmann's employment agreement, he will receive his fiscal 2007 base salary of $252,500 until one year after the Separation Date. As of the Separation Date, Mr. Reinmann held options to purchase 15,000 shares of common stock of which options for 6,000 shares were vested and, pursuant to Mr. Reinmann's employment agreement, the remaining options for 9,000 shares vested on the Separation Date. Mr. Reinmann will have 90 days from the Separation Date to exercise all of the vested stock options. In addition, 6,416 shares of restricted stock previously granted to Mr. Reinmann vested on the Separation Date pursuant to the terms of the original grants. Pursuant to the Mr. Reinmann's employment agreement, Mr. Reinmann will not be able to compete with the Company for a period of 24 months after the Separation Date. This non-compete restriction is limited to a 150 mile radius of each facility of the Company.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee is composed of Gerald E. Morris (Chair), Norman
R. Bobins, John T. DiLacqua and Robert Lewon, all of whom are non-employee directors of the Company and "independent directors" within the meaning of Rule 4200(a)(15) of the NASD's listing standards. Kevin McGuinness served on the Compensation Committee until his retirement from the Board of Directors on April 1, 2006.

Compensation Philosophy
     The Compensation Committee operates under a written charter adopted by the Board of Directors, which is available on the Company's website at www.mtlm.com. It is the duty of the Compensation Committee to review and determine the compensation levels and establish the criteria for bonuses of executive officers of the Company, including the Company's Chief Executive Officer and President, and certain other executive officers, and to establish the general compensation policies for these individuals. It is also responsible for recommending general compensation practices to be applied to other employees of the Company. The Compensation Committee also has the authority to make discretionary option, stock (including restricted stock) and stock appreciation right awards to the Company's executive officers under the Company's 2002 Incentive Stock Plan.

     Consistent with its charter, the goal of the Compensation Committee is to develop and implement compensation policies that reflect the circumstances of the Company and our business objectives. Historically, the Company's executive compensation policy has been designed to enable the Company to attract, retain and motivate the high caliber executives who will contribute to the Company's long-term performance and long-term growth. There are some general principles that we seek to apply: the Company's compensation structure should emphasize pay-for-performance and pursuit of maximizing shareholder value with the goal of linking compensation to shareholder return and financial performance of the Company by placing a significant portion of an executive's compensation at risk. Overall, executive compensation levels are established based on the

Compensation Committee's evaluation of market terms and conditions coupled with the Board of Directors' view of what is necessary to attract and retain key executive officers. We also recognize the need to apply these principles in a flexible manner and, in appropriate circumstances, to make adjustments to each executive officer's total compensation package based on changes in market factors as well as each individual's contribution to Company performance.

Elements of Executive Officer Compensation
     Each executive officer's compensation package is comprised of three elements: (i) base salary, (ii) annual bonuses payable in cash and tied to the individual's and the Company's achievement of annual performance goals, and
(iii) long-term incentive awards with vesting requirements designed to strengthen the mutuality of interests between the executive officers and the Company's stockholders.

Base Salary
     We annually review the base salary for all named executive officers, including the Chief Executive Officer. We set compensation levels based on a review of competitive compensation information gathered from published surveys of company compensation levels and from proxy statements of particular companies that are considered generally comparable to the Company, with appropriate consideration being given to previously negotiated contractual arrangements. Recommendations by Company management are examined in light of this information, with the intention of establishing and maintaining competitive compensation levels. In fiscal 2006, the base salary for Mr. Larry was increased from $335,000 to $350,000 and the base salary for Mr. Reinmann was increased from $235,000 to $245,000.

Annual Bonus
     Each of the named executive officers participates in the Company's bonus program. Bonus targets and payout levels are established at the beginning of the year. The annual bonus for each named executive officer is based on a percentage of such named executive officer's annual base pay (up to 200% for Mr. Dienst, 100% for Mr. Larry and 75% for Mr. Reinmann) and is tied to the Company's achievement of specified performance targets. As a result of the Company's achievement of the fiscal 2006 performance targets, the Compensation Committee recommended the payment of discretionary bonuses for Messrs. Larry and Reinmann in the amounts of $350,000 and $183,750, respectively. These bonuses were paid in May 2006.

Long-term Incentive Awards
     As noted above, the Company has relied on long-term equity-based compensation as an important means of compensating and motivating its named executive officers. Recently, the Compensation Committee has used restricted stock awards instead of stock options as the means to provide equity compensation to employees of the Company, including the named executive officers. In considering the number of shares subject to grants of restricted stock to executive officers, the Compensation Committee considers various factors including, but not limited to, prior equity grants, the responsibility of the named executive officer and his expected future contributions, independent compensation studies, and the value of the restricted stock proposed to be granted.

     In May 2006, the Compensation Committee granted 25,000 shares of restricted stock to Mr. Larry and 1,750 shares of restricted stock to Mr. Reinmann. This grant was made in recognition of accomplishments of the Company in fiscal 2006 and a desire to provide a form of long-term compensation with a vesting requirement. The restricted stock vests in three equal annual installments beginning on June 1, 2007. Pursuant to the terms of the restricted stock grant, the 1,750 shares granted to Mr. Reinmann vested on the Separation Date (as described above under the "Employment Contracts, Termination of Employment and Change-in-Control Arrangements" section of this proxy statement).

Compensation of Chief Executive Officer
     Mr. Dienst commenced his service as Chief Executive Officer on January 16, 2004. The terms of his Employment Agreement with the Company, dated January 16, 2004, were approved by the Compensation Committee and the full Board of Directors at that time. The base salary, bonus and other terms of this agreement reflect consideration of Mr. Dienst's cash and equity-based compensation as a managing director of his former employer, his extensive experience and reputation in the scrap and metals industry, compensation information provided to the Company by a compensation consultant, publicly available data for similarly situated companies and the views of the Compensation Committee as to an appropriate mix and level of cash and equity-based compensation.

     Mr. Dienst's base salary is $750,000. The Compensation Committee did not increase Mr. Dienst's salary in fiscal 2006. The Dienst Employment Agreement provides for minimum annual bonuses through fiscal 2007. The minimum annual bonus for fiscal 2006 was $375,000. Based on the achievement of bonus targets established at the beginning of the fiscal year, Mr. Dienst also received an additional bonus of $1,125,000 resulting in a total bonus of $1,500,000 for fiscal 2006. In May 2006, the Compensation Committee granted Mr. Dienst 60,000 shares of restricted stock, which will vest in three equal annual installments beginning on June 1, 2007, in consideration of the Company's accomplishments in fiscal 2006 and as a form of long-term incentive compensation with a vesting requirement. Other principal terms of Mr. Dienst's Employment Agreement are summarized under the "Employment Contracts, Termination of Employment and Change-in-Control Arrangements" section of this proxy statement.

Deductibility of Executive Compensation
     In fiscal 2007, we will continue to evaluate the compensation structure applicable to our named executive officers. Our goal will be to continue to align executive compensation with the interests of our shareholders. In that connection, we are mindful of the potential impact of Section 162(m) of the Internal Revenue Code of 1986, as amended, under which a publicly held company such as Metal Management, Inc. will not be allowed a federal income tax deduction for compensation paid to named executive officers to the extent that compensation exceeds $1 million per named executive officer in any year. The limitation applies only to compensation which is not considered performance based. Although it is our policy to optimize the deductibility of compensation, we have authorized compensation which is not fully deductible by the Company.

     The Company's 2002 Stock Incentive Plan was structured so that any compensation deemed paid in connection with the exercise of option grants with an exercise price equal to the fair market value of the common stock on the grant date will qualify as performance based compensation which will not be subject to the $1 million limitation. However, none of the restricted stock awards issued to the named executive officers qualify as performance based compensation. Although the Company's bonus program requires the achievement of performance criteria, the Compensation Committee has discretion to adjust bonus payments notwithstanding the performance criteria. As a result, the Company's bonus program does not qualify as a performance based plan and payouts made to named executive officers are subject to the $1 million limitation. It is not expected that the compensation to be paid to the Company's named executive officers for fiscal 2007, other than to Mr. Dienst, will exceed the $1 million limit per officer.

                                          By the Compensation Committee,

                                          Gerald E. Morris, Chairman
                                          Norman R. Bobins
                                          John T. DiLacqua
                                          Robert Lewon

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     All members of the Compensation Committee during fiscal 2006 were independent directors, and none of them were our employees or former employees. During fiscal 2006, none of our named executive officers served on the compensation committee (or equivalent), or the board of directors, of another entity whose executive officer(s) served on our Compensation Committee.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Mr. Dienst, Mr. DiLacqua and Mr. Morris were directors of Metals USA, Inc., which is a steel service center company that sells scrap metal byproducts from certain of its facilities to the Company. Metals USA, Inc. was a publicly held company until November 30, 2005 at which time it was acquired by private investors. Mr. Bobins is the Chief Executive Officer and President of LaSalle. LaSalle is the agent under the Company's credit agreement. In addition, the Company utilizes LaSalle for cash management and transfer agent services. When the Board of Directors votes on any matters involving LaSalle, Mr. Bobins abstains from the voting.

                             AUDIT COMMITTEE REPORT

     The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report by reference therein.

     The Audit Committee of the Company is comprised of three non-employee directors, John T. DiLacqua (Chair), Robert Lewon and Gerald E. Morris. Each member is considered independent in accordance with Rule 4350(d)(2) of the listing standards of the NASD.

     The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is available on the Company's website at www.mtlm.com. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Audit Committee, as reflected in its charter, are intended to comply with applicable requirements for corporate audit committees, including under the Sarbanes-Oxley Act of 2002 and the NASD rules. The Audit Committee reviews and assesses the adequacy of its charter at least annually.

     As described more fully in its charter, the Audit Committee provides assistance to the Board of Directors in fulfilling its responsibilities in matters relating to accounting and financial reporting practices of the Company and the adequacy of the Company's internal controls, including a review of the qualifications and independence and the appointment of the Company's independent registered public accounting firm. In fulfilling its responsibilities, the Audit Committee has reviewed and discussed the audited consolidated financial statements contained in the Annual Report on Form 10-K for the fiscal year ended March 31, 2006 with the Company's management and its independent registered public accounting firm, PricewaterhouseCoopers. Management is responsible for the financial statements and the underlying financial reporting processes, including the system of internal accounting controls. PricewaterhouseCoopers is responsible for auditing the Company's annual financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and expressing an opinion as to the statements' conformity with the accounting principles generally accepted in the United States of America. PricewaterhouseCoopers is also responsible for auditing management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States) and expressing opinions based on those audits. Management and PricewaterhouseCoopers informed the Audit Committee that the Company's audited consolidated financial statements are presented fairly in conformity with accounting principles generally accepted in the United Statements of America in all material respects and that the Company maintained effective internal control over financial reporting as of March 31, 2006 based on criteria established in Internal Control - Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO).

     During fiscal 2006, the Audit Committee held 7 meetings and met and otherwise communicated with management and with PricewaterhouseCoopers. PricewaterhouseCoopers discussed with the Audit Committee various matters under applicable auditing standards, including information regarding the scope and results of the audit and other matters required to be discussed by the Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees." In addition, the Audit Committee has discussed with PricewaterhouseCoopers the auditors' independence from the Company and received a written statement from PricewaterhouseCoopers concerning its independence as required by the Independence Standards Board

Standard No. 1, "Independence Discussions with Audit Committees." In connection with this discussion, the Audit Committee also reviewed the fees paid by the Company to PricewaterhouseCoopers for the year ended March 31, 2006. The Audit Committee has considered whether the provisions of non-audit services provided by PricewaterhouseCoopers to the Company are compatible with maintaining the auditors' independence.

     The Audit Committee also discussed with the Company's internal auditors and with PricewaterhouseCoopers the overall scope and plans for their respective audits. The Audit Committee meets periodically with the Company's internal auditors and with PricewaterhouseCoopers, with and without management present, to discuss the results of their examinations, the Company's internal control over financial reporting and the overall quality of the Company's financial reporting.

     Based on the reviews and discussions referenced above and such other matters deemed relevant and appropriate by the Audit Committee, and subject to the limitations of the Audit Committee's role, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended March 31, 2006.

     During fiscal 2006, management completed the documentation, testing and evaluation of the Company's system of internal control over financial reporting in response to the requirements set forth in Section 404 of the Sarbanes-Oxley Act of 2002 and related regulations. Throughout the year, management kept the Audit Committee apprised of the progress of its evaluation of internal controls, and the Audit Committee provided oversight of the evaluation process. At the conclusion of the process, management issued a report on the effectiveness of the Company's internal control over financial reporting contained in the Company's Annual Report on Form 10-K for the year ended March 31, 2006. The Audit Committee reviewed this report and discussed with management and PricewaterhouseCoopers the adequacy of the Company's internal control over financial reporting. The Audit Committee also reviewed PricewaterhouseCoopers' Report of Independent Registered Public Accounting Firm included in the Form 10-K relating to its audit of management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting.

     The Audit Committee has also appointed PricewaterhouseCoopers to audit the Company's financial statements for fiscal 2007 and the Company's internal control over financial reporting as of March 31, 2007.

                                          By the Audit Committee,

                                          John T. DiLacqua, Chairman
                                          Robert Lewon
                                          Gerald E. Morris

                         STOCK PRICE PERFORMANCE GRAPH

     The following graph compares the cumulative total stockholder return on the Company's common stock for the period from November 15, 2001 (the date trading activity was first reported for the Company's common stock following its emergence from Chapter 11 bankruptcy proceedings) through March 31, 2006 with the cumulative total return of the NASDAQ Composite Index and the Russell 2000 Index. The Company emerged from Chapter 11 reorganization on June 29, 2001.

     As a result of its Chapter 11 bankruptcy proceedings, comparisons of the Company's stock performance versus such indices including the period prior to emergence from bankruptcy are not meaningful. The graph assumes that the value of the investment in the Company's common stock was $100 on November 15, 2001, and that all dividends were reinvested.

     It should be noted with respect to the foregoing analysis (i) that the Company's common stock traded on the OTC Bulletin Board until March 17, 2003, and (ii) that the time period for measurement of stockholder returns is relatively short. The foregoing should not be taken as an indication of realizable returns on the Company's common stock either now or in the future.

(PERFORMANCE GRAPH)

---------------------------------------------------------------------------------------------------
                        11/15/2001    3/31/2002    3/31/2003    3/31/2004    3/31/2005    3/31/2006
---------------------------------------------------------------------------------------------------
  Metal Management,
     Inc.                 100.00        116.00       620.00     2,934.40     4,132.94     5,157.68
---------------------------------------------------------------------------------------------------
  NASDAQ                  100.00         97.02        71.21       105.10       105.81       124.80
---------------------------------------------------------------------------------------------------
  Russell 2000            100.00        113.25        82.71       135.51       142.84       179.76
---------------------------------------------------------------------------------------------------

                                 PROPOSAL NO. 2
                       RATIFICATION OF THE APPOINTMENT OF
                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Unless marked to the contrary, proxies will be voted for the ratification of the appointment of PricewaterhouseCoopers as the Company's independent registered public accounting firm for the fiscal year ending on March 31, 2007. The Audit Committee of the Board of Directors believes that PricewaterhouseCoopers is knowledgeable about the Company's operations and accounting practices and is well qualified to act in the capacity of its independent registered public accounting firm. Therefore, the Audit Committee has appointed PricewaterhouseCoopers to act as the Company's independent registered public accounting firm to audit its consolidated financial statements for the fiscal year ending March 31, 2007 and its internal control over financial reporting as of March 31, 2007. PricewaterhouseCoopers served as the independent registered public accounting firm of the Company for fiscal 2006.

     Representatives of PricewaterhouseCoopers will be present at the Annual Meeting. PricewaterhouseCoopers will have an opportunity to make a statement, if they wish to do so, and will be available to answer appropriate questions from stockholders at that time. Fees billed by PricewaterhouseCoopers were as follows during the last two fiscal years:

                                                FISCAL 2006   FISCAL 2005
                                                -----------   -----------
            Audit fees(1)                       $1,014,069    $1,113,376
            Audit related fees(2)                   48,684             0
            Tax fees(3)                            391,906       216,305
            Other fees                                   0             0
                                                ----------    ----------
              Total                             $1,454,659    $1,329,681
                                                ==========    ==========

---------------

(1) Audit fees consist of fees paid for the audit of the annual financial statements included in the Form 10-K, review of financial statements included in Forms 10-Q, and the audit of management's assessment of the effectiveness of internal control over financial reporting.
(2) Audit related fees related to reviews of the accounting for acquisitions, joint ventures and related agreements.
(3) Tax fees consisted primarily of the preparation of tax returns and tax advisory services.

     The Audit Committee has adopted a policy requiring pre-approval by the committee of all audit and non-audit services to be provided by PricewaterhouseCoopers. For each proposed service, the independent registered public accounting firm is required to provide detailed back-up documentation at the time of approval to permit the Audit Committee to make a determination whether the provision of such services would impair the independent registered public accounting firms' independence.

     We are submitting this matter to a vote of the stockholders in order to permit our stockholders to reflect their views on the Audit Committee's appointment of PricewaterhouseCoopers as the Company's independent registered public accounting firm. If the appointment of PricewaterhouseCoopers is not ratified by the stockholders, the Audit Committee will consider such a vote as advice to select another independent registered public accounting firm for fiscal 2008, rather than fiscal 2007, because of the difficulty and expense involved in changing independent registered public accounting firms on short notice.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

                                 PROPOSAL NO. 3
             APPROVAL OF AMENDMENT OF THE 2002 INCENTIVE STOCK PLAN

     Historically, non-employee directors of the Company have received annual cash retainers, meeting fees and an annual stock option grant of 30,000 shares, exercisable at the end of the fiscal year in which the grant is made. See "Proposal No. 1 -- Election of Directors -- Director Compensation." Based upon recent trends in compensation both within the Company as it relates to employee stock awards (using restricted stock awards instead of stock options) as well as general compensation trends, the Company is proposing to modify the stock component of the non-employee directors' compensation by providing for grants of restricted stock in lieu of option grants. Under the proposal, the formula to be utilized for determining the number of shares of restricted stock, as more fully described below, will result in each non-employee director receiving annually restricted stock with a value at the time of grant equal to 75% of the value of the annual options grant that each had previously been receiving, based upon the Black-Scholes valuation model.

     Accordingly, the Board of Directors is submitting for stockholder approval an amendment of the 2002 Incentive Stock Plan (the "Plan"). If the amendment to the Plan described in this section is approved by stockholders, non-cash compensation for each non-employee director for fiscal years beginning after March 31, 2007 will include the award of restricted stock, and stock option grants no longer will be included in the non-employee director compensation. On June 30, 2006, the Board of Directors approved, subject to approval by the stockholders of the Company, an amendment to the Plan to provide for automatic grants of restricted common stock to each non-employee director on the first day of each fiscal year of the Company beginning after March 31, 2007, with a pro-rated grant to any non-employee director who commences service on the Board after the first day of the fiscal year.

     On July 15, 2006, under the Plan there were outstanding options to purchase 765,210 shares of common stock and 730,336 shares of unvested restricted stock, and an additional 1,536,382 shares of common stock that are available for issuance under the Plan. The shares reserved for issuance under the Plan are reserved from authorized but unissued shares of common stock and from shares of common stock that have been reacquired by the Company.

     At the Annual Meeting, you are being asked to approve the amendment to the Plan. The following summary of the Plan is qualified in its entirety by the specific language of the Plan and Amendment No. 1, which are attached as Appendix A.

GENERAL

     The Plan provides for the authority of the Compensation Committee to grant several types of stock-based awards to the Company's employees, consultants and directors, including:

      -- incentive stock options ("ISOs") under section 422 of the Internal Revenue Code (the "Code"),
      -- non-qualified stock options ("NQSOs") (NQSOs together with ISOs, "Options"),
      --   stock appreciation rights ("SARs") and
      --   stock grants,

each of which is described in detail below.

     The purposes of the Plan are to:

      -- help the Company to attract and retain personnel for positions of substantial responsibility,
      -- provide additional incentive to key employees and consultants of the Company and its subsidiaries and affiliates, and directors of the Company, to increase the value of the Company, and
      -- promote the success of the Company's business by providing key employees, consultants and directors with a stake in the future of the Company that corresponds to the stake of the Company's shareholders.

     The Plan is administered by the Compensation Committee. The Compensation Committee identifies the employees or consultants who may be granted stock-based awards, the number and type of such awards granted, and the other terms of the awards (consistent with the terms of the Plan). The Compensation Committee, in its discretion, may delegate to one or more of its members or one or more officers of the Company the right to grant awards to employees or consultants who are not officers of the Company. Currently, there are approximately 1,800 employees and consultants (including two officers) and four non-employee directors who are eligible to participate in the Plan. The Compensation Committee also has the power to interpret the Plan and to take such action in the administration and operation of the Plan as it deems equitable under the circumstances.

     Currently, the Plan provides for annual NQSO grants to be made to non-employee directors of the Company. For fiscal years beginning after March 31, 2007, the proposed amendment replaces the automatic NQSO grants with automatic grants of restricted stock. In any calendar year, no employee or consultant may be granted Options, SARs or stock grants for more than 500,000 shares of common stock in the aggregate.

OPTIONS

  1.  Grants to Key Employees and Consultants.

     Each Option granted under the Plan is evidenced by a stock option certificate that sets forth the specific terms of the grant, which entitles the holder to purchase a specific number of shares of common stock. The exercise price and vesting schedule (if any) of each Option will be determined by the Compensation Committee and set forth in the stock option certificate. The Compensation Committee in its discretion may accelerate the vesting of an Option. A stock option certificate may provide for the exercise price of an Option to be paid in cash, by check, in shares of the Company's common stock that have been held by the optionee for at least 6 months, or in any combination of the foregoing, or by such other means that the Compensation Committee determines appropriate at the time of grant of the Option. In addition, the exercise price may be paid through a broker-facilitated cashless exercise procedure acceptable to the Compensation Committee or its delegate that is facilitated through a sale of stock.

     The per share exercise price for an ISO must equal at least 100% of the fair market value (as defined in the Plan) of a share of the Company's common stock on the date of grant of the Option (except in the case of an ISO granted to a 10% shareholder under section 422(b)(6) of the Code, in which case the exercise price must equal at least 110% of fair market value). The per share exercise price for a NQSO may be equal to, greater than or less than the fair market value (as defined in the Plan) of a share of the Company's common stock on the date of grant of the Option. The term of an Option may not exceed 10 years (except in the case of an ISO granted to a 10% shareholder, in which case the term may not exceed 5 years).

     ISOs may be granted only to employees (including officers) of the Company and its current and future subsidiary corporations. NQSOs may be granted to employees or consultants of the Company and its subsidiary corporations and affiliates. Special rules apply under section 422 of the Code to the amount of common stock that may be subject to awards of ISOs that vest during any year.

     Unless a stock option certificate provides otherwise, if a participant's employment or consulting relationship with the Company or its subsidiary corporations or affiliates terminates:

      -- for any reason other than death, total and permanent disability, retirement or cause (as such terms are defined in the Plan), the participant may exercise his or her Options (to the extent vested at the time of termination) for 3 months (1 year for a NQSO in the case of retirement) after such termination,
      -- on account of total and permanent disability or death of the participant, the participant's Options will vest immediately and the participant or, in the case of death, the participant's estate or beneficiary will be entitled to exercise such Options for a period of 2 years from termination in the case of NQSOs and for a period of 1 year after termination in the case of ISOs, and
      -- for cause, all outstanding Options granted to the participant will expire at the time of such termination.

Notwithstanding the foregoing, however, no Option may be exercised after the expiration of its original term.

  2.  Grants to Non-employee Directors.

     Currently, the Plan authorizes the automatic grant of a NQSO to purchase 30,000 shares of common stock to each person who is a non-employee member of the Board of Directors on the first day of the Company's fiscal year. In addition, each person who becomes a non-employee director after the first day of the Company's fiscal year automatically is granted a NQSO to purchase shares of common stock, but the 30,000 share maximum is pro-rated (on a monthly basis) for the portion of the fiscal year during which such person is a director. For fiscal years beginning after March 31, 2007, the proposed amendment replaces the automatic NQSO grants described below with automatic grants of restricted common stock, which is described below under "Stock Grants - Grants to Non-employee Directors".

     The grant date for an Option granted to a non-employee director serving on the Board of Directors on the first day of the Company's fiscal year is the date of the first Board of Directors meeting in the first fiscal quarter of such fiscal year or, if no Board of Directors meeting has occurred by the last day of the first quarter, the grant date is the last day of the first quarter. If a person becomes a non-employee director during the course of the fiscal year, the Option is granted as of the later of (1) the grant date for directors serving on the first day of the fiscal year or (2) the first day on which the individual becomes a non-employee director.

     The Options granted to non-employee directors vest on the last day of the Company's fiscal year during which the grant is made. The price to be paid for each share of common stock upon exercise of an Option granted under the Plan to a non-employee director is 100% of the fair market value (as determined under the Plan) of a share of common stock on the date the Option is granted. The type of consideration to be paid for the shares of common stock issued upon exercise of a non-employee director Option may consist of cash, check, common stock that has been held by the director for at least 6 months, or any combination of the foregoing. In addition, the exercise price may be paid through any cashless exercise procedure that is acceptable to the Board of Directors and that is facilitated through a sale of stock.

     The Plan also contains provisions addressing the ability of a non-employee director to exercise Options in the event of termination as a director. If an optionee ceases to serve as a director, he or she may exercise his or her Option (to the extent vested) within 3 months after the date the optionee ceases to serve as a director (12 months for terminations on account of death or disability), provided that in the case of death, the Options may be exercised by the optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance.

STOCK APPRECIATION RIGHTS

     The Plan permits the granting of SARs to employees and consultants of the Company or its subsidiary corporations or affiliates. A SAR is a right to receive (upon exercise of the SAR) the appreciation in the fair market value of a share of the Company's common stock from the date the SAR is granted. SARs may be granted under the Plan in connection with Options or as stand-alone awards. A SAR granted as a stand-alone award may be exercisable no later than the tenth anniversary of the date of grant. A SAR granted in connection with an Option is exercisable only at such time or times, and to the extent that, the Option to which it relates is exercisable.

     Upon the exercise of a SAR, an employee or consultant will receive an amount in cash, the Company's common stock or both (as determined by the Compensation Committee) equal in value to the excess of the fair market value (as defined in the Plan) of one share of common stock on the date of exercise over the price per share specified in the related grant certificate, multiplied by the number of shares for which the SAR is exercised. To the extent a SAR granted in connection with an Option is exercised, the related Option will no longer be exercisable. Similarly, to the extent an Option granted with a SAR is exercised, the SAR will no longer be exercisable.

STOCK GRANTS

  1.  Grants to Key Employees and Consultants.

     The Plan permits the making of stock grants to employees and consultants of the Company or its subsidiary corporations or affiliates. A stock grant is an award of the Company's common stock that may be subject to conditions prior to grant and may be subject to objective employment, performance or other forfeiture conditions. The Compensation Committee will impose such grant and forfeiture conditions, if any, as it determines appropriate, which may include, for example, continuous employment for a specified term or the attainment of specific performance goals. The Compensation Committee may provide for the deemed satisfaction of the conditions to which a stock grant is subject and the early vesting of the stock grant.

     Stock grant shares are registered in the name of the participant at the time of grant and the participant is entitled to vote the shares and to receive cash dividends on the shares while the shares are subject to forfeiture. If dividends are paid in stock during the restriction period, the dividends are subject to the same restrictions as the underlying shares of common stock.

  2.  Grants to Non-employee Directors.

     For fiscal years beginning after March 31, 2007, the proposed amendment replaces the automatic grants of NQSOs to non-employee members of the Board of Directors with automatic grants of restricted stock. Under the proposed amendment, each non-employee member of the Board of Directors on the first day of the Company's fiscal year automatically will be granted the number of shares of restricted common stock determined by dividing (1) 75% of the Black-Scholes valuation of a hypothetical grant on such date of an option to purchase 30,000 shares of common stock, at an exercise price per share of the fair market value (as determined under the Plan) of a share of common stock on such date, exercisable commencing on the last day of the fiscal year of the Company, and with a 2-year expected life, by (2) the fair market value of a share of common stock on such date. In addition, each person who becomes a non-employee director after the first day of the Company's fiscal year automatically will be granted restricted common stock, but the number of shares that otherwise would have been granted on the first day of the Company's fiscal year as described above will be pro-rated (on a monthly basis) for the portion of the fiscal year during which such person is a director.

     The shares of restricted stock granted to a non-employee director will vest on the last day of the Company's fiscal year during which the grant is made. In addition, a non-employee director will vest in all of the shares of restricted stock if he or she ceases to serve as a director on account of death or disability. If, prior to vesting, a non-employee director ceases to serve as a director other than due to death or disability, he or she will forfeit all rights to unvested shares of restricted common stock.

     The non-employee director is entitled to vote the shares of restricted common stock and to receive cash dividends on the shares while the shares are subject to forfeiture. If dividends are paid in stock prior to the restricted stock vesting, the dividends are subject to the same restrictions as the underlying shares of common stock.

FISCAL YEAR 2007 GRANTS UNDER THE PLAN

     The specific number of shares of restricted stock that would be received by the non-employee directors under the Plan if amended for fiscal year 2008 is not currently determinable. For fiscal year 2007, each non-employee director received options to purchase 30,000 shares of common stock at an exercise price of $31.33, which the Company determined for financial reporting purposes had a Black-Scholes valuation of $8.92 per share or an aggregate of $267,600 per non-employee director. If the proposed amendment to the Plan had been in effect for fiscal year 2007, the four non-employee directors, as a group, would have received, in lieu of the grant of options to purchase 30,000 shares of common stock per director, which had an aggregate Black-Scholes valuation of $1,070,400, the following:

-----------------------------------------------------------------------------------------------
     Hypothetical Fiscal Year 2007 Grants under the 2002 Incentive Stock Plan, as amended
-----------------------------------------------------------------------------------------------
                                       Dollar Value ($)                 Number of Units
-----------------------------------------------------------------------------------------------
 Non-Employee Director Group               $802,800                         25,624
-----------------------------------------------------------------------------------------------

TRANSFERABILITY

     Options, SARs and stock grants are not transferable other than

      --   by will or by the laws of descent and distribution,
      --   pursuant to a qualified domestic relations order (except for an ISO),
           or
      --   with the consent of the Compensation Committee.

ADJUSTMENTS

     Upon (1) a change in the Company's capitalization, such as a stock dividend or stock split, effected without receipt of consideration by the Company or (2) a corporate transaction, such as a merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation, the Compensation Committee will adjust the shares reserved for issuance under the Plan, the individual calendar year award limits under the Plan, the annual non-employee director grants, the shares subject to outstanding Options and other awards granted under the Plan, the exercise price of outstanding Options, the base price of outstanding SARs, and the conditions applicable to outstanding stock grants, as it determines equitable. Any shares of common stock subject to an Option or stock grant that remain unissued after cancellation, expiration or exchange of the Option or stock grant, or that are forfeited after issuance, will again be available for issuance under the Plan.

EFFECTS OF CERTAIN CHANGES IN CONTROL

     Upon the occurrence of a change in control of the Company (as defined in the Plan), outstanding Options, SARs and stock grants fully vest, and in addition, the Board of Directors has the right to cancel such awards if

     (1) the Company transfers to the participant the number of shares of common stock determined by dividing (a) the excess of the fair market value of the number of shares that remain subject to the exercise of the Option or SAR over the total option price or SAR price for such shares, by (b) the fair market value of a share of common stock on such date, or

     (2) the Company transfers to the participant the same consideration that the participant otherwise would receive as a shareholder of the Company in connection with the change in control if the participant had held the number of shares of common stock that would have been transferable to him or her under (1) above.

AMENDMENT; TERMINATION

     The Board of Directors may amend, suspend or terminate the Plan at any time, provided that (1) the Plan may not be amended without shareholder approval to the extent such approval is required under applicable law and (2) no amendment, suspension or termination of the Plan may adversely affect any rights under an award previously made under the Plan without the consent of the participant. The Plan will continue in effect until the tenth anniversary of its adoption unless previously terminated by the Board of Directors.

PAYMENT OF TAXES

     The Company may withhold from any payment to a participant any required withholding taxes due in connection with an Option or other award under the Plan and, if such payment is not sufficient to satisfy the withholding taxes, may require the participant to pay the required withholding amount to the Company. The Compensation Committee also can provide in a stock option certificate or other award certificate for a participant to satisfy withholding by electing to have the Company withhold from delivery shares of common stock equal to the amount of tax to be withheld.

FEDERAL INCOME TAX ASPECTS OF THE 2002 INCENTIVE STOCK PLAN

     The following is a general summary of the federal income tax consequences of the Plan based on current federal income tax laws, regulations (including proposed regulations) and judicial and administrative interpretations thereof, all of which are frequently amended, and which may be retroactively applied to transactions described herein. Individual circumstances may vary these results. Furthermore, individuals participating in the Plan may be subject to taxes other than federal income taxes, such as federal employment taxes, state and local income taxes and estate or inheritance taxes.

     Incentive Stock Options. The grant of an ISO will not result in any federal income tax to an employee. Upon the exercise of an ISO, the employee normally will not recognize any income for federal income tax purposes. However, the excess of the fair market value of the shares transferred upon the exercise over the exercise price of such shares (the "Spread") generally will constitute an adjustment to income for purposes of calculating the alternative minimum tax ("AMT") of the employee for the year in which the option is exercised, and such employee's federal income tax liability may be increased as a result of such exercise under the AMT. If the common stock transferred pursuant to the exercise of an ISO is disposed of within 2 years from the grant date or within 1 year from the date of exercise (the "ISO Holding Periods"), the employee generally will recognize ordinary income equal to the lesser of (1) the gain realized (i.e., the excess of the amount realized on the disposition over the exercise price) or (2) the Spread. The balance, if any, of the employee's gain over the amount treated as ordinary income on the disposition generally will be long-term or short-term capital gain depending upon the holding period. If the ISO Holding Periods are met, the disposition of shares acquired upon the exercise of an ISO generally will result in long-term capital gain or loss treatment with respect to the difference between the amount realized on the disposition and the exercise price.

     If a participant surrenders previously-owned shares (other than any shares acquired upon the exercise of an ISO that have not satisfied the ISO Holding Periods) in payment of any or all of the exercise price of an ISO, shares received upon exercise of the ISO equal in number to the previously-owned shares surrendered will have the tax basis and capital gain holding period applicable to the surrendered shares. The additional shares received upon exercise of the ISO will have a tax basis equal to the cash paid on exercise (if any) and a new capital gain holding period commencing on the date following the date of exercise. Special rules not discussed above will apply if a participant surrenders previously-owned shares acquired upon the exercise of an ISO that have not satisfied the ISO Holding Periods in payment of any or all of the exercise price of an ISO.

     Non-Qualified Stock Options. The grant of a NQSO will not result in any federal income tax to a participant. Upon the exercise of a NQSO, a participant generally will recognize ordinary income in an amount equal to the excess of the fair market value of the shares over the exercise price. Such fair market value generally will be determined on the date the shares are transferred pursuant to the exercise. The sale or other taxable disposition of shares of stock acquired through the exercise of a NQSO generally will result in a short-term or long-term capital gain or loss equal to the difference between the amount realized on the disposition and the fair market value of the shares when ordinary income was recognized.

     If a participant surrenders previously-owned shares (other than any shares acquired upon the exercise of an ISO that have not satisfied the ISO Holding Periods) in payment of any or all of the exercise price of a NQSO, shares received upon exercise of the NQSO equal in number to the previously-owned shares surrendered will have the tax basis and capital gain holding period applicable to the surrendered shares. The additional shares received upon exercise of the NQSO will have a tax basis equal to the amount taxable as ordinary income upon exercise of the NQSO (as described in the immediately preceding paragraph) plus the cash paid on exercise (if any) and a new capital gain holding period commencing on the date following the date of exercise. Special rules not discussed above will apply if a participant surrenders previously-owned shares acquired upon the exercise of an ISO that have not satisfied the ISO Holding Periods in payment of any or all of the exercise price of a NQSO.

     Stock Appreciation Rights. The grant of SARs ordinarily will not result in taxable income to a participant. Upon the exercise of a SAR, a participant will recognize ordinary income in an amount equal to the cash or the fair market value of the shares of common stock, if any, received by the participant.

     Stock Grants. A participant who receives a stock grant under the Plan generally will be taxed at ordinary income rates on the fair market value of the shares when they vest. However, a participant who timely elects under section 83(b) of the Code will recognize ordinary income on the date of issuance of the stock equal to the fair market value of the shares on that date. If a section 83(b) election is made, no additional taxable income will be recognized by the participant at the time the shares vest. However, if such shares are forfeited, no tax deduction is allowable to the participant for the forfeited shares.

     Tax Consequences to the Company. The Company generally will be entitled to a federal income tax deduction in an amount equal to the amount of ordinary income recognized by a participant in connection with an option or other award under the Plan in the year such ordinary income is recognized by the participant, subject to limitations with respect to certain officers.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO THE 2002 INCENTIVE STOCK PLAN.

                             STOCKHOLDER PROPOSALS

     Any stockholder who wishes to submit a proposal for consideration at the Company's 2006 Annual Meeting of stockholders must submit the proposal to the Company, 325 N. LaSalle St., Suite 550, Chicago, Illinois 60610, Attention:
Corporate Secretary. A stockholder's proposal must be received not later than April 9, 2007 for inclusion, if appropriate, in the Company's proxy statement and form of proxy relating to its 2007 Annual Meeting.

     Under the amended and restated bylaws of the Company, nominations for the election of directors may be made, and other business before an annual meeting of stockholders may be brought, by any stockholder entitled to vote in the election of directors, but only if written notice of such stockholder's intent to make such nominations has been received by the Secretary of the Company at the Company's principal executive office not less than 90 days nor more than 120 days prior to the first anniversary date of the immediately preceding annual meeting; provided, however, that in the event the annual meeting is called for a date which is not within 60 days before or after such anniversary date, notice by the stockholder, to be timely, must be received no later than the close of business on the fifteenth day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever occurs first. The stockholder's notice must set forth: (i) with respect to each proposed nominee, name, age, business and residential address, principal occupation or employment, class and number of shares of stock of the Company beneficially owned, a description of all arrangements or understandings between such stockholder and such nominee, any other information that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended, such other information as may be reasonably required by the Company to determine the eligibility of such nominee to serve as a director and such nominee's written consent to serve as a director if so elected; (ii) as to any other business that such stockholder proposes to bring before the annual meeting, a description of the business desired to be brought before the meeting in sufficient detail for such business to be summarized in the agenda for the meeting, the reasons for conducting such business at the meeting, and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (iii) with respect to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, the name and address of, and class and number of shares of the Company that are beneficially owned, by such stockholder and any such beneficial owner. Notwithstanding compliance with the foregoing procedure, no person proposed to be nominated to the Board of Directors by a stockholder pursuant to this procedure shall become a nominee and no other business shall be considered at the meeting unless the stockholder who has provided the notice, or his proxy, nominates such person or introduces such business at the meeting. The presiding officer of the meeting shall, if the facts warrant, refuse to acknowledge the nomination of any person or the consideration of business not made in compliance with the foregoing procedure.

                                 OTHER MATTERS

     The Board of Directors is not aware of any business or matter other than those indicated above which may properly be presented at the meeting. If, however, any other matter properly comes before the meeting, the proxy holders will, in their discretion, vote thereon in accordance with their best judgment.

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                          /s/ Robert C. Larry
                                          Robert C. Larry
                                          Executive Vice President, Finance,
                                          Chief
                                          Financial Officer, Treasurer and
                                          Secretary

                                                                      APPENDIX A

                             METAL MANAGEMENT, INC.
                           2002 INCENTIVE STOCK PLAN

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
SECTION 1.   BACKGROUND AND PURPOSE......................................    A-1
SECTION 2.   DEFINITIONS.................................................    A-1
             2.1   Affiliate.............................................    A-1
             2.2   Award.................................................    A-1
             2.3   Board.................................................    A-1
             2.4   Cause.................................................    A-1
             2.5   Change in Control.....................................    A-1
             2.6   Code..................................................    A-2
             2.7   Committee.............................................    A-2
             2.8   Company...............................................    A-2
             2.9   Director..............................................    A-2
             2.10  Fair Market Value.....................................    A-2
             2.11  ISO...................................................    A-2
             2.12  Key Person............................................    A-2
             2.13  1933 Act..............................................    A-2
             2.14  1934 Act..............................................    A-2
             2.15  Non-ISO...............................................    A-2
             2.16  Option................................................    A-2
             2.17  Option Certificate....................................    A-2
             2.18  Option Price..........................................    A-2
             2.19  Parent................................................    A-2
             2.20  Plan..................................................    A-2
             2.21  Rule 16b-3............................................    A-2
             2.22  Stock.................................................    A-2
             2.23  Stock Appreciation Right..............................    A-2
             2.24  Stock Appreciation Right Certificate..................    A-3
             2.25  SAR Value.............................................    A-3
             2.26  Stock Grant...........................................    A-3
             2.27  Stock Grant Certificate...............................    A-3
             2.28  Subsidiary............................................    A-3
             2.29  Ten Percent Shareholder...............................    A-3
SECTION 3.   SHARES RESERVED UNDER PLAN..................................    A-3
SECTION 4.   EFFECTIVE DATE..............................................    A-3
SECTION 5.   COMMITTEE...................................................    A-3
SECTION 6.   ELIGIBILITY AND ANNUAL GRANT CAPS...........................    A-4
SECTION 7.   OPTIONS.....................................................    A-4
             7.1   Committee Action......................................    A-4
             7.2   $100,000 Limit........................................    A-4
             7.3   Option Price..........................................    A-4
             7.4   Payment of Option Price...............................    A-4
             7.5   Exercise Period.......................................    A-5
             7.6   Reload Option Grants..................................    A-5
SECTION 8.   GRANTS TO DIRECTORS.........................................    A-5
             8.1   Automatic Grants......................................    A-5
             8.2   Exercise of Options...................................    A-6
             8.3   Payment of Option Price...............................    A-6
SECTION 9.   STOCK APPRECIATION RIGHTS...................................    A-6
             9.1   Committee Action......................................    A-6
             9.2   Terms and Conditions..................................    A-6

                                                                            PAGE
                                                                            ----
SECTION 10.  STOCK GRANTS................................................    A-7
             10.1  Committee Action......................................    A-7
             10.2  Conditions............................................    A-7
             10.3  Dividends and Voting Rights...........................    A-8
             10.4  Satisfaction of Forfeiture Conditions.................    A-8
SECTION 11.  NON-TRANSFERABILITY.........................................    A-8
SECTION 12.  SECURITIES REGISTRATION.....................................    A-8
SECTION 13.  LIFE OF PLAN................................................    A-9
SECTION 14.  ADJUSTMENT..................................................    A-9
             14.1  Capital Structure.....................................    A-9
             14.2  Mergers...............................................    A-9
             14.3  Fractional Shares.....................................    A-9
SECTION 15.  CHANGE IN CONTROL...........................................    A-9
SECTION 16.  AMENDMENT OR TERMINATION....................................   A-10
SECTION 17.  MISCELLANEOUS...............................................   A-10
             17.1  Performance Goals.....................................   A-10
             17.2  Shareholder Rights....................................   A-10
             17.3  No Contract of Employment.............................   A-10
             17.4  Withholding...........................................   A-10
             17.5  Construction..........................................   A-11
             17.6  Other Conditions......................................   A-11
             17.7  Loans.................................................   A-11

                                   SECTION 1.
                             BACKGROUND AND PURPOSE

     The purpose of this Plan is to provide for the grant of Options, Stock Appreciation Rights and Stock to Key Persons and to provide for the grant of Options to Directors in order to (1) attract and retain Key Persons and Directors, (2) provide an additional incentive to each Key Person or Director to work to increase the value of Stock and promote the success of the business of the Company, and (3) provide each Key Person or Director with a stake in the future of the Company that corresponds to the stake of each of the Company's stockholders.

                                   SECTION 2.
                                  DEFINITIONS

     2.1 Affiliate - means any organization (other than a Subsidiary) that would be treated as under common control with the Company under sec. 414(c) of the Code if "50 percent" were substituted for "80 percent" in the income tax regulations under sec. 414(c) of the Code.

     2.2 Award - means an Option, a Stock Appreciation Right or a Stock Grant or any combination of Options, Stock Appreciation Rights and Stock Grants.

     2.3 Board - means the Board of Directors of the Company.

     2.4 Cause - means the definition of such term in the applicable employment or consulting agreement, if any, or Option Certificate at the time a determination with respect to "Cause" is made or, in the absence of such an applicable definition, "Cause" means (1) the Key Person is convicted of, pleads guilty to, or confesses to any felony or any act of fraud, misappropriation or embezzlement that affects the Company or a Subsidiary or Affiliate, as determined by the Committee; (2) the Key Person engages in a fraudulent act that damages or prejudices the Company or any Subsidiary or Affiliate or engages in conduct or activities damaging to the property, business or reputation of the Company or any Subsidiary or Affiliate, all as determined by the Committee; (3) any act or omission by the Key Person involving malfeasance or negligence in the performance of the Key Person's duties and responsibilities as set forth in any employment or consulting agreement between the Key Person and the Company or any Subsidiary or Affiliate to the detriment of the Company or any Subsidiary or Affiliate, as determined by the Committee; or (4) a failure by the Key Person to comply in any material respect with the terms of any employment or consulting agreement between the Key Person and the Company or any Subsidiary or Affiliate or any written policies or directives of the Company or any Subsidiary or Affiliate which failure has not been corrected by the Key Person within 15 days after written notice from the Committee of such failure.

     2.5 Change in Control - means a "change in control" of the Company of a nature that would be required to be reported in response to Item 6(e) of
Schedule 14A of Regulation 14A promulgated under the 1934 Act as in effect at the time of such "change in control," provided that such a change in control shall be deemed to have occurred at such time as (1) any "person" (as that term is used in Sections 13(d) and 14(d)(2) of the 1934 Act) becomes after the effective date of this Plan the beneficial owner (as defined in Rule 13d-3 under the 1934 Act) directly or indirectly of securities representing 45% or more of the combined voting power for election of directors of the then outstanding securities of the Company or any successor to the Company, (2) during any period of two consecutive years or less, individuals who at the beginning of such period constitute the Board cease, for any reason, to constitute at least a majority of the Board, unless the election or nomination for election of each person who was not a director at the beginning of such period was approved by vote of at least two-thirds of the directors then in office who were directors at the beginning of such period or who were directors previously so approved,
(3) there is a dissolution or liquidation of the Company or any sale or disposition of 50% or more of the assets or business of the Company, or (4) there is a reorganization, merger, consolidation or share exchange (other than a reorganization, merger, consolidation, or share exchange with a wholly-owned subsidiary of the Company) of the Company unless (A) the persons who were the beneficial owners of the outstanding shares of the common stock of the Company immediately before the consummation of such transaction beneficially own more than 50% of the outstanding shares of the common stock of the successor or survivor corporation in such transaction immediately following the consummation of such transaction and (B) the shares of the common stock of such successor or survivor corporation beneficially owned by the persons described in sec. 2.5(4)(A) immediately following the consummation of such transaction are beneficially owned by each such person in substantially the same proportion that each such person had beneficially owned shares of Company common stock immediately before the consummation of such transaction.

     2.6 Code -- means the Internal Revenue Code of 1986, as amended.

     2.7 Committee -- means a committee of the Board appointed to administer this Plan that shall have at least two members, each of whom shall be appointed by and shall serve at the pleasure of the Board and shall come within the definition of a "non-employee director" under Rule 16b-3 and an "outside director" under sec. 162(m) of the Code.

     2.8 Company -- means Metal Management, Inc. and any successor to Metal Management, Inc.

     2.9 Director -- means any member of the Board who is not an employee of the Company, a Parent, a Subsidiary or an affiliate (as such term is defined in Rule 405 of the 1933 Act) of the Company.

     2.10 Fair Market Value -- means for any date (1) the last sales price on the preceding business day for a share of Stock as reported by The Wall Street Journal or such other reputable reporting service selected by the Committee or, if no such price is so reported, (2) the price that the Committee acting in good faith determines through any reasonable valuation method that a share of Stock might change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts.

     2.11 ISO -- means an option granted under sec. 7 to purchase Stock that is intended to satisfy the requirements of sec. 422 of the Code.

     2.12 Key Person -- means an employee or consultant of the Company or any Parent, Subsidiary or Affiliate designated by the Committee who, in the judgment of the Committee acting in its absolute discretion, is key directly or indirectly to the success of the Company.

     2.13 1933 Act -- means the Securities Act of 1933, as amended.

     2.14 1934 Act -- means the Securities Exchange Act of 1934, as amended.

     2.15 Non-ISO -- means an option granted under sec. 7 or sec. 8 to purchase Stock that (1) by its terms provides that it will not be treated as an incentive stock option under sec. 422 of the Code or (2) fails in operation or by its terms to satisfy the requirements of sec. 422 of the Code.

     2.16 Option -- means an ISO or a Non-ISO.

     2.17 Option Certificate -- means the document that sets forth the terms and conditions of an Option (and, if so provided, a Stock Appreciation Right granted in connection with an Option).

     2.18 Option Price -- means the price that shall be paid to purchase one share of Stock upon the exercise of an Option.

     2.19 Parent -- means any corporation that is a parent corporation (within the meaning of sec. 424(e) of the Code) of the Company.

     2.20 Plan -- means this Metal Management, Inc. 2002 Incentive Stock Plan as effective as of the date adopted by the Board in 2002 and as amended from time to time thereafter.

     2.21 Rule 16b-3 -- means the exemption under Rule 16b-3 to Section 16(b) of the 1934 Act or any successor to such rule.

     2.22 Stock -- means the $.01 par value common stock of the Company.

     2.23 Stock Appreciation Right -- means a right granted under sec. 9 to receive the appreciation in a share of Stock.

     2.24 Stock Appreciation Right Certificate -- means the document that sets forth the terms and conditions of a Stock Appreciation Right that is not granted as part of an Option.

     2.25 SAR Value -- means the value assigned by the Committee to a share of Stock in connection with the grant of a Stock Appreciation Right.

     2.26 Stock Grant -- means Stock granted under sec. 10.

     2.27 Stock Grant Certificate -- means the document that sets forth the terms and conditions of a Stock Grant.

     2.28 Subsidiary -- means a corporation that is a subsidiary corporation (within the meaning of sec. 424(f) of the Code) of the Company.

     2.29 Ten Percent Shareholder -- means a person who owns (after taking into account the attribution rules of sec. 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of either the Company, a Subsidiary or Parent.

                                   SECTION 3.
                           SHARES RESERVED UNDER PLAN

     Subject to sec. 14, there shall be 2,000,000 shares of Stock reserved for issuance under this Plan. Such shares of Stock shall be reserved to the extent that the Company deems appropriate from authorized but unissued shares of Stock and from shares of Stock that have been reacquired by the Company. Any shares of Stock subject to an Option or Stock Grant that remain unissued after the cancellation, expiration or exchange of such Option or Stock Grant or that are forfeited after issuance thereafter shall again become available for issuance under this Plan. The shares of Stock reserved for issuance under this Plan shall be reduced to the extent that shares are issued as payment under sec. 9.3 upon the exercise of a Stock Appreciation Right, but Stock Appreciation Rights otherwise shall not reduce the number of shares available for issuance under this Plan. Any shares of Stock that would be transferred pursuant to the Plan but that are used to satisfy a withholding obligation shall be treated as transferred under this Plan and shall not again become available for grants under this Plan.

                                   SECTION 4.
                                 EFFECTIVE DATE

     The effective date of this Plan shall be the date of its adoption by the Board, provided the shareholders of the Company (acting at a duly called meeting of such shareholders) approve such adoption within twelve months of such effective date. Any ISO granted before such shareholder approval automatically shall be granted subject to such approval.

                                   SECTION 5.
                                   COMMITTEE

     This Plan shall be administered by the Committee. If there is no Committee (for example, because the Board has not appointed a Committee or the members of the appointed committee do not satisfy the requirements of sec. 2.7), the Board shall administer the Plan (and any reference in the Plan to the Committee shall mean a reference to the Board). The Committee acting in its absolute discretion shall exercise such powers and take such action as expressly called for under this Plan and, further, the Committee shall have the power to interpret this Plan and (subject to sec. 15 and sec. 16 and Rule 16b-3) to take such other action in the administration and operation of this Plan as the Committee deems equitable under the circumstances, which action shall be binding on the Company, on each affected Key Person or Director and on each other person directly or indirectly affected by such action. The Committee, in its discretion, may delegate to one or more of its members or one or more officers of the Company the right to grant Awards to Key Persons who are not officers of the Company. In addition, the Committee may authorize any of its members or any officer of the Company to execute and deliver documents on behalf of the Committee.

                                   SECTION 6.
                       ELIGIBILITY AND ANNUAL GRANT CAPS

     Only Key Persons who are employed by the Company or a Subsidiary or Parent shall be eligible for the grant of ISOs under this Plan. All Key Persons shall be eligible for the grant of Non-ISOs, Stock Appreciation Rights and Stock Grants. No Key Person, however, shall be granted in any calendar year Options, Stock Appreciation Rights, or Stock Grants that individually or in the aggregate are based on more than 500,000 shares of Stock. Directors shall be eligible for the grant of Non-ISOs in accordance with the provisions of sec. 8.

                                   SECTION 7.
                                    OPTIONS

     7.1 Committee Action. The Committee acting in its absolute discretion shall have the right to grant Options to Key Persons from time to time. The Committee shall have the right to grant new Options in exchange for the cancellation of outstanding Options that have a higher or lower Option Price than the new Options. Each grant of an Option shall be evidenced by an Option Certificate, and each Option Certificate shall set forth whether the Option is an ISO or a Non-ISO and such other terms and conditions as the Committee acting in its absolute discretion deems consistent with the terms of this Plan. If the Committee grants an ISO and a Non-ISO to a Key Person on the same date, the right of the Key Person to exercise the ISO shall not be conditioned on his or her failure to exercise the Non-ISO. The Committee, in its sole discretion, at any time may accelerate the vesting of an Option or waive any conditions or restrictions relating to the Option or the shares of Stock covered thereby.

     7.2 $100,000 Limit. No Option shall be treated as an ISO to the extent that the aggregate Fair Market Value of the Stock subject to the Option that would first become exercisable in any calendar year exceeds $100,000. Any such excess instead automatically shall be treated as a Non-ISO. The Committee shall interpret and administer the ISO limitation set forth in this sec. 7.2 in accordance with sec. 422(d) of the Code, and the Committee shall treat this sec. 7.2 as in effect only for those periods for which sec. 422(d) of the Code is in effect.

     7.3 Option Price. The Option Price for an ISO shall be no less than the Fair Market Value of a share of Stock on the date the Option is granted; provided, however, if an ISO is granted to a Key Person who is a Ten Percent Shareholder, the Option Price of such ISO shall be no less than 110% of the Fair Market Value of a share of Stock on the date such ISO is granted. The Option Price for a Non-ISO may be equal to, greater than or less than the Fair Market Value of a share of Stock on the date the Option is granted.

     7.4 Payment of Option Price. The Option Price shall be payable in full upon the exercise of any Option or the Key Person shall have entered into an agreement with the Company and a broker acceptable to the Committee to the effect that the Company will transfer the shares to the brokerage account of the Key Person and the broker will transfer the Option Price to the Company on that same date. At the discretion of the Committee, an Option Certificate may provide for the payment of the Option Price either in cash, by check or in Stock that has been held by the optionee for at least six months, or in any combination of cash, check and such Stock, or by such other means as the Committee determines appropriate at the time of grant of the Option. Any payment made in Stock shall be treated as equal to the Fair Market Value of such Stock on the date the Key Person causes such Stock to be transferred to the account of the Company.

     7.5 Exercise Period. Each Option granted under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related Option Certificate, but no Option Certificate shall make an Option exercisable on or after the earlier of

          (1) the date that is the fifth anniversary of the date the Option is granted, if the Option is an ISO and the Key Person is a Ten Percent Shareholder on the date the Option is granted, or

          (2) the date that is the tenth anniversary of the date the Option is granted, if the Option is (a) a Non-ISO or (b) an ISO that is granted to a Key Person who is not a Ten Percent Shareholder on the date the Option is granted.

     An Option Certificate may provide for the exercise of an Option after the employment or service of a Key Person has terminated for any reason whatsoever, and unless an Option Certificate provides otherwise, an Option granted to a Key Person may be exercised by the Key Person (to the extent exercisable) during the period that the Key Person remains an employee or consultant of the Company or any Parent, Subsidiary or Affiliate and for a period of three months (one year for a Non-ISO in the case of retirement on or after the age of 65) after the Key Person's employment or service as a consultant terminates other than as a result of death, total and permanent disability (as determined by the Committee), or Cause; provided that in no event shall the Option be exercisable more than ten years (five years in the case of an ISO granted to a Ten Percent Shareholder) after the grant date. Unless an Option Certificate provides otherwise, if the Key Person's employment or service as a consultant terminates as a result of death or total and permanent disability (as determined by the Committee), the Option will vest immediately and may be exercised thereafter for a period of one year if an ISO or two years if a Non-ISO after the Key Person's employment or service as a consultant terminates by the executor or administrator of the Key Person's estate or by the person or persons to whom the Key Person's rights under the Option pass by the Key Person's will or the laws of descent and distribution; provided that in no event shall the Option be exercisable more than ten years (five years in the case of an ISO granted to a Ten Percent Shareholder) after the grant date. Unless an Option Certificate provides otherwise, if the Key Person is terminated for Cause, the Option will expire immediately and automatically at the time of such termination.

     7.6 Reload Option Grants. An Option Certificate may provide for the automatic grant of additional Options as of each date that a Key Person exercises the original Option if the Key Person in connection with such exercise uses (in accordance with sec. 7.4) Stock to pay all or a part of the Option Price or uses Stock to satisfy all or a part of any related tax withholding requirement. As for each such additional Option,

          (1) the number of shares of Stock subject to the additional Option shall be no more than the number of shares of Stock used to pay the related Option Price or to satisfy the related withholding requirement,

          (2) the Option Price shall be no less than the Fair Market Value of a share of Stock on the date of the grant of the reload Option,

          (3) the additional Option shall expire no later than the expiration date for the original Option, and

          (4) the additional Option shall be subject to such other terms and conditions as the Committee deems appropriate under the circumstances.

                                   SECTION 8.
                              GRANTS TO DIRECTORS

     8.1 Automatic Grants. Each Director who is a member of the Board on the date the Plan is approved by the shareholders of the Company automatically shall be granted (without any action on the part of the Committee) on such date a Non-ISO to purchase 15,000 shares of Stock at an Option Price equal to the Fair Market Value of a share of Stock on such date. Thereafter, each Director who is a member of the Board as of the first day of each fiscal year of the Company beginning after the date the Plan is approved by the shareholders automatically shall be granted on the date of the first regular meeting of the Board in the first fiscal quarter of such year a Non-ISO to purchase 15,000 shares of Stock at an Option Price equal to the Fair

Market Value of a share of Stock on the date of such grant, or if there is no regular meeting of the Board in the first fiscal quarter of such year, such Non-ISO grant shall occur on the last day of such quarter; provided that the Director continues on the Board as of the date of grant. If a Director commences service on the Board after the first day of a fiscal year, the Director automatically shall be granted (without any action on the part of the Committee) on the later of (a) the date of grant to Directors serving on the Board on the first day of the fiscal year of the Company or (b) the date the Director commences service on the Board, a Non-ISO to purchase a number of shares of Stock for such fiscal year determined by multiplying 15,000 by a fraction the numerator of which is the number of full and partial months remaining in such fiscal year on the date the Director commences service on the Board and the denominator of which is 12, at an Option Price equal to the Fair Market Value of a share of Stock on the date of such grant; provided that the Director continues on the Board as of the date of grant. Each Option granted to a Director under this sec. 8 shall be evidenced by an Option Certificate that sets forth the terms and conditions set forth in this sec. 8.

     8.2 Exercise of Options. The shares of Stock subject to an Option granted to a Director shall become exercisable on the last day of the fiscal year of the Company during which such Option was granted, so long as the Director remains on the Board through that date. The right to purchase shares of Stock subject to an Option that has become exercisable shall be cumulative during the term of the Option. The Option may be exercised by the Director (to the extent exercisable) during the period that the Director remains on the Board and for a period of three months after the Director ceases to serve as a member of the Board other than as a result of death or disability (as determined by the Board); provided that in no event shall the Option be exercisable more than ten years after the grant date. If the Director ceases to serve as a member of the Board as a result of death or disability (as determined by the Board), the Option may be exercised thereafter (to the extent exercisable) for a period of twelve months after the Director ceases to serve as a member of the Board by the executor or administrator of the Director's estate or by the person or persons to whom the Director's rights under the Option pass by the Director's will or the laws of descent and distribution; provided that in no event shall the Option be exercisable more than ten years after the grant date.

     8.3 Payment of Option Price. No shares of Stock shall be issued upon exercise of an Option by a Director until the Company has received full payment of the Option Price or the Director has entered into an agreement with the Company and a broker acceptable to the Committee to the effect that the Company will transfer the shares to the brokerage account of the Director and the broker will transfer the Option Price to the Company on that same date. The Option Price may be paid either in cash, by check or in Stock that has been held by the Director for at least six months, or in any combination of cash, check and such Stock. Any payment made in Stock shall be treated as equal to the Fair Market Value of such Stock on the date the Director causes such Stock to be transferred to the account of the Company.

                                   SECTION 9.
                           STOCK APPRECIATION RIGHTS

     9.1 Committee Action. The Committee acting in its absolute discretion may grant Stock Appreciation Rights to Key Persons from time to time, and each Stock Appreciation Right grant shall be evidenced by a Stock Appreciation Right Certificate or, if such Stock Appreciation Right is granted as part of an Option, shall be evidenced by the Option Certificate for the related Option.

     9.2 Terms and Conditions.

          (a) Stock Appreciation Right Certificate. Each Stock Appreciation Right Certificate shall set forth the number of shares of Stock on which the Key Person's right to appreciation shall be based and the SAR Value of each share of Stock. Such SAR Value shall be no less than the Fair Market Value of a share of Stock on the date that the Stock Appreciation Right is granted. The Stock Appreciation Right Certificate shall set forth such other terms and conditions for the exercise of the Stock Appreciation Right as the Committee deems appropriate under the circumstances, but no Stock Appreciation Right Certificate shall make a Stock Appreciation Right exercisable on or after the date that is the tenth anniversary of the date such Stock Appreciation Right is granted.

          (b) Option Certificate. If a Stock Appreciation Right is evidenced by an Option Certificate, the number of shares of Stock subject to the Stock Appreciation Right shall be based shall be the same as the number of shares of Stock subject to the related Option, and the SAR Value for each such share of Stock shall be no less than the Option Price under the related Option. Each such Option Certificate shall provide that the exercise of the Stock Appreciation Right with respect to any share of Stock shall cancel the Key Person's right to exercise his or her Option with respect to such share and, conversely, that the exercise of the Option with respect to any share of Stock shall cancel the Key Person's right to exercise his or her Stock Appreciation Right with respect to such share. A Stock Appreciation Right that is granted as part of an Option shall be exercisable only while the related Option is exercisable. The Option Certificate shall set forth such other terms and conditions for the exercise of the Stock Appreciation Right as the Committee deems appropriate under the circumstances.

          (c) Exercise. A Stock Appreciation Right shall be exercisable only when the Fair Market Value of a share of Stock on which the right to appreciation is based exceeds the SAR Value for such share. A Key Person upon the exercise of his or her Stock Appreciation Right shall receive a payment from the Company in cash or in Stock, or in a combination of cash and Stock, equal to the excess of the Fair Market Value of the shares of Stock to which the exercise relates over the SAR Value for such shares. If payment is made in whole or in part in Stock, the number of shares of Stock paid shall be based on the Fair Market Value of a share on the date the Stock Appreciation Right is exercised. The Committee acting in its absolute discretion shall have the right to determine the form of payment under this sec. 9.2.

                                  SECTION 10.
                                  STOCK GRANTS

     10.1 Committee Action. The Committee acting in its absolute discretion may make Stock Grants to Key Persons, including, but not limited to, restricted stock grants. Each Stock Grant shall be evidenced by a Stock Grant Certificate, and each Stock Grant Certificate shall set forth the conditions, if any, under which Stock will be issued under the Stock Grant and the conditions under which the Key Person's interest in any Stock that has been issued will become non-forfeitable. The Committee, in its sole discretion, may at the time a Stock Grant is made or at any time thereafter provide for the deemed satisfaction of the conditions to which the Stock Grant is subject and the early vesting of the Stock Grant.

     10.2 Conditions.

          (a) Conditions to Issuance of Stock. The Committee acting in its absolute discretion may make the issuance of Stock under a Stock Grant subject to the satisfaction of one, or more than one, condition that the Committee deems appropriate under the circumstances for Key Persons generally or for a Key Person in particular, and the related Stock Grant Certificate shall set forth each such condition and the deadline for satisfying each such condition. Stock subject to a Stock Grant shall be issued in the name of a Key Person only after each such condition, if any, has been timely satisfied, and any Stock that is so issued shall be held by the Company pending the satisfaction of the forfeiture conditions, if any, under sec. 10.2(b) for the related Stock Grant.

          (b) Forfeiture Conditions. The Committee acting in its absolute discretion may make Stock issued in the name of a Key Person subject to one, or more than one, objective employment, performance or other forfeiture condition (including a performance goal specified in sec. 17.1) that the Committee acting in its absolute discretion deems appropriate under the circumstances for Key Persons generally or for a Key Person in particular, and the related Stock Grant Certificate shall set forth each such forfeiture condition, if any, and the deadline, if any, for satisfying each such forfeiture condition. A Key Person's non-forfeitable interest in the shares of Stock underlying a Stock Grant shall depend on the extent to which he or she timely satisfies each such condition. Each share of Stock underlying a Stock Grant shall be unavailable under sec. 3 after such grant is effective unless such share thereafter is forfeited as a result of a failure to timely satisfy a forfeiture condition, in which event such share of Stock shall again become available under sec. 3 as of the date of such forfeiture.

     10.3 Dividends and Voting Rights. Unless the Stock Grant Certificate provides otherwise, if a cash dividend is paid on a share of Stock after such Stock has been issued under a Stock Grant but before the first date that a Key Person's interest in such Stock (1) is forfeited completely or (2) becomes completely non-forfeitable, the Company shall pay such cash dividend directly to such Key Person. If a Stock dividend is paid on such a share of Stock during such period, such Stock dividend shall be treated as part of the related Stock Grant, and a Key Person's interest in such Stock dividend shall be forfeited or shall become non-forfeitable at the same time as the Stock with respect to which the Stock dividend was paid is forfeited or becomes non-forfeitable. The disposition of each other form of dividend that is declared on such a share of Stock during such period shall be made in accordance with such rules as the Committee shall adopt with respect to each such dividend. A Key Person also shall have the right to vote the Stock issued under his or her Stock Grant during such period.

     10.4 Satisfaction of Forfeiture Conditions. A share of Stock shall cease to be subject to a Stock Grant at such time as a Key Person's interest in such Stock becomes non-forfeitable under this Plan, and the certificate representing such share shall be transferred to, or registered in the name of, the Key Person as soon as practicable thereafter.

                                  SECTION 11.
                              NON-TRANSFERABILITY

     No Award shall (absent the Committee's consent) be transferable by a Key Person or a Director other than by will or by the laws of descent and distribution, and any Award shall (absent the Committee's consent) be exercisable during a Key Person's or Director's lifetime only by the Key Person or Director. Notwithstanding the foregoing, an Award (other than an ISO) may permit the transfer of the Award by the Key Person or Director pursuant to a qualified domestic relations order (as defined in Code sec. 414(p)), provided the transfer of such Award would not adversely affect the qualification of such Award or the underlying shares of Stock for registration on a Registration Statement on Form S-8. The person or persons to whom an Award is transferred by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order (or with the Committee's consent) thereafter shall be treated as the Key Person or Director.

                                  SECTION 12.
                            SECURITIES REGISTRATION

     As a condition to the receipt of shares of Stock under this Plan, the Key Person or Director shall, if so requested by the Company, agree to hold such shares of Stock for investment and not with a view of resale or distribution to the public and, if so requested by the Company, shall deliver to the Company a written statement satisfactory to the Company to that effect. Furthermore, if so requested by the Company, the Key Person or Director shall make a written representation to the Company that he or she will not sell or offer for sale any of such Stock unless a registration statement shall be in effect with respect to such Stock under the 1933 Act and any applicable state securities law or he or she shall have furnished to the Company an opinion in form and substance satisfactory to the Company of legal counsel satisfactory to the Company that such registration is not required. Certificates representing the Stock transferred upon the exercise of an Option or Stock Appreciation Right or upon the lapse of the forfeiture conditions, if any, on any Stock Grant may at the discretion of the Company bear a legend to the effect that such Stock has not been registered under the 1933 Act or any applicable state securities law and that such Stock cannot be sold or offered for sale in the absence of an effective registration statement as to such Stock under the 1933 Act and any applicable state securities law or an opinion in form and substance satisfactory to the Company of legal counsel satisfactory to the Company that such registration is not required.

                                  SECTION 13.
                                  LIFE OF PLAN

     No Award shall be granted under this Plan on or after the earlier of

          (1) the tenth anniversary of the effective date of this Plan (as determined under sec. 4), in which event this Plan otherwise thereafter shall continue in effect until all outstanding Options and Stock Appreciation Rights have been exercised in full or no longer are exercisable and all Stock issued under any Stock Grants under this Plan has been forfeited or has become non-forfeitable, or

          (2) the date on which all of the Stock reserved under sec. 3 has (as a result of the exercise of Options or Stock Appreciation Rights or the satisfaction of the forfeiture conditions, if any, on Stock Grants) been issued or no longer is available for use under this Plan, in which event this Plan also shall terminate on such date.

                                  SECTION 14.
                                   ADJUSTMENT

     14.1 Capital Structure. The number, kind or class (or any combination thereof) of shares of Stock reserved under sec. 3, the annual grant caps described in sec. 6, the annual Director grants described in sec. 8, the number, kind or class (or any combination thereof) of shares of Stock subject to an Award, and the Option Price or SAR Value of an Award shall be adjusted by the Committee in an equitable manner to reflect any change in the capitalization of the Company, including, but not limited to, such changes as stock dividends or stock splits, effected without receipt of consideration by the Company.

     14.2 Mergers. The Committee as part of any corporate transaction described in sec. 424(a) of the Code shall have the right to adjust (in any manner that the Committee in its discretion deems consistent with sec. 424(a) of the Code) the number, kind or class (or any combination thereof) of shares of Stock reserved under sec. 3, the annual grant caps described in sec. 6, and the annual Director grants described in sec. 8. The Committee as part of any corporate transaction described in sec. 424(a) of the Code also shall have the right to adjust (in any manner that the Committee in its discretion deems consistent with sec. 424(a) of the Code) the number, kind or class (or any combination thereof) of shares of Stock subject to an Award, the Option Price or SAR Value of an Award, and any grant and forfeiture conditions of an Award. Furthermore, the Committee shall have the right (in any manner that the Committee in its discretion deems consistent with sec. 424(a) of the Code and without regard to the annual grant caps described in sec. 6) to make any Award to effect the assumption of, or the substitution for, stock grants and option and stock appreciation right grants previously made by any other entity to the extent that such corporate transaction calls for such substitution or assumption of such stock grants and stock option and stock appreciation right grants.

     14.3 Fractional Shares. If any adjustment under this sec. 14 would create a fractional share of Stock or a right to acquire a fractional share of Stock, such fractional share shall be disregarded and the number of shares of Stock reserved under this Plan and the number subject to an Award shall be the next lower number of shares of Stock, rounding all fractions downward. An adjustment made under this sec. 14 by the Committee shall be conclusive and binding on all affected persons.

                                  SECTION 15.
                               CHANGE IN CONTROL

     If there is a Change in Control, then any and all conditions to the exercise of all then outstanding Options and Stock Appreciation Rights and any and all issuance and forfeiture conditions on all then outstanding Stock Grants automatically shall be deemed satisfied in full, and the Board shall have the right to cancel such Options, Stock Appreciation Rights and Stock Grants if (1) the Company transfers to the Key Person or Director shares of Stock, the number of which shall be determined by the Company by dividing the excess of (a) the fair market value of the number of shares which remain subject to the exercise of such Option or SAR over the total Option Price or SAR Value (as the case may be) for such shares by (b) the fair market value of a share of Stock on such date, which number shall be rounded down to the nearest whole number, or (2) the Company transfers to the Key Person or Director the same consideration which the Key Person or Director otherwise would receive as a shareholder of the Company in connection with such Change in Control if the Key Person or Director held the number of shares of Stock which would have been transferable to him or to her under (1) above if such number had been determined immediately before such Change in Control.

                                  SECTION 16.
                            AMENDMENT OR TERMINATION

     This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, (1) no amendment (including an amendment to increase the number of shares of Stock available for issuance of ISOs) shall be made absent the approval of the shareholders of the Company to the extent such approval is required under applicable law and (2) no amendment shall adversely affect any rights under an Award previously made unless the Key Person or Director consents in writing. The Board also may suspend granting Awards at any time and may terminate this Plan at any time; provided, however, the Board or the Committee shall not have the right unilaterally to modify, amend or cancel any Award granted before such suspension or termination unless (x) the modification or amendment does not adversely affect any rights under the Award, (y) the Key Person or Director consents in writing to such modification, amendment or cancellation, or (z) there is a transaction described in sec. 14 or sec. 15 (in which case the Committee may act as provided in such Sections).

                                  SECTION 17.
                                 MISCELLANEOUS

     17.1 Performance Goals. As a condition to the grant of an Award, or the issuance of shares subject to an Award, the Committee may prescribe corporate, divisional and/or individual performance goals applicable to all or any portion of the shares subject to the Award. Performance goals may be based on achieving a certain level of revenue, earnings, earnings per share, net income, return on equity, return on capital, return on assets, total shareholder return, return on sales or cash flow, or any combination thereof, of the Company or the Company and its Subsidiaries and Affiliates, or any division thereof, or on the extent of changes in such criteria.

     17.2 Shareholder Rights. No Key Person or Director shall have any rights as a shareholder of the Company as a result of the grant of an Option or a Stock Appreciation Right pending the actual delivery of the Stock subject to such Award to such Key Person or Director. Subject to sec. 10.3, a Key Person's rights as a shareholder in the shares of Stock underlying a Stock Grant that is effective shall be set forth in the related Stock Grant Certificate.

     17.3 No Contract of Employment. The grant of an Option or a Stock Appreciation Right or a Stock Grant to a Key Person under this Plan shall not constitute a contract of employment and shall not confer on a Key Person any rights upon his or her termination of employment or service in addition to those rights, if any, expressly set forth in the related Option Certificate, Stock Appreciation Right Certificate or Stock Grant Certificate.

     17.4 Withholding. Each Award shall be made subject to the condition that the Key Person or Director consents to whatever action the Committee directs to satisfy the minimum statutory federal and state tax withholding requirements, if any, that the Committee in its discretion deems applicable to the exercise of the Option, or, in the case of a Key Person, Stock Appreciation Right, or the satisfaction of any forfeiture conditions with respect to Stock subject to a Stock Grant issued in the name of a Key Person, including requiring the Key Person or Director to remit to the Company in cash the required withholding amount. The Committee also shall have the right to provide in an Option Certificate, Stock Appreciation Right Certificate or Stock Grant Certificate that a Key Person or Director may elect to satisfy such minimum statutory federal and state tax withholding requirements through a reduction in the cash or the number of shares of Stock actually transferred to him or to her under this Plan. No withholding shall be effected under this Plan that exceeds the minimum statutory federal and state withholding requirements. The Committee acting in its absolute discretion shall have the power to authorize and direct the Company to pay a cash bonus (or to provide in the terms of an Award for the Company to make such payment) to a Key Person or Director to pay all, or any portion of, his or her federal, state and local income tax liability that the Committee deems attributable to his or her Award and, further, to pay any such tax liability attributable to such cash bonus.

     17.5 Construction. All references to sections (sec.) are to sections (sec.) of this Plan unless otherwise indicated. This Plan shall be construed under the laws of the State of Delaware. Finally, each term set forth in sec. 2 shall have the meaning set forth opposite such term for purposes of this Plan and, for purposes of such definitions, the singular shall include the plural and the plural shall include the singular.

     17.6 Other Conditions. Each Option Certificate, Stock Appreciation Right Certificate or Stock Grant Certificate may require that a Key Person (as a condition to the exercise of an Option or a Stock Appreciation Right or the issuance of Stock subject to a Stock Grant) or Director (as a condition to the exercise of an Option) enter into any agreement or make such representations prepared by the Company, including (without limitation) any agreement that restricts the transfer of Stock acquired pursuant to the exercise of an Option or a Stock Appreciation Right or a Stock Grant or provides for the repurchase of such Stock by the Company.

     17.7 Loans. If approved by the Committee, the Company may lend money to, or guarantee loans made by a third party to, any Key Person or Director to finance all or a part of the exercise of any Option granted under this Plan, or, in the case of a Key Person, the purchase of any Stock subject to a Stock Grant under this Plan, and the exercise of an Option or the purchase of any such Stock with the proceeds of any such loan shall be treated as an exercise or purchase for cash under this Plan.

     IN WITNESS WHEREOF, Metal Management, Inc. has caused its duly authorized officer to execute this Plan to evidence its adoption of this Plan.

                                          METAL MANAGEMENT, INC.

                                          By:

Date:

                                AMENDMENT NO. 1
                                     TO THE
                             METAL MANAGEMENT, INC.
                           2002 INCENTIVE STOCK PLAN

     WHEREAS, Metal Management, Inc. (the "Company") previously adopted the Metal Management, Inc. 2002 Incentive Stock Plan (the "Plan");

     WHEREAS, Section 16 of the Plan reserves to the Company the right to amend the Plan by action of its board of directors (the "Board"), subject to approval of the shareholders of the Company to the extent such approval is required under applicable law;

     WHEREAS, the Plan provides for (i) the compensation committee of the Board, in its discretion, to grant stock options, stock appreciation rights and shares of common stock ("Stock") of the Company to employees and consultants of the Company, and (ii) the automatic annual grant on the date of the first regular meeting of the Board in the first fiscal quarter of each fiscal year of the Company to each non-employee director of the Company on the first day of the fiscal year of an option to purchase 30,000 shares of Stock, and a pro-rated (on a monthly basis) automatic option grant to each person who becomes a non-employee director after the first day of the fiscal year of the Company, with such non-employee director options granted at a fair market value option price and vesting on the last day of the fiscal year of the Company during which the options are granted; and

     WHEREAS, the Company desires to amend the Plan to delete the automatic annual option grant to non-employee directors and to instead provide, commencing with fiscal years beginning after March 31, 2007, for the automatic annual grant on the first day of each fiscal year of the Company of restricted Stock to each non-employee director of the Company, and a pro-rated (on a monthly basis) automatic restricted Stock grant to each person who becomes a non-employee director after the first day of the fiscal year of the Company.

     NOW, THEREFORE, pursuant to the power of amendment reserved in Section 16 of the Plan, the Board hereby amends the Plan as set forth below, effective April 1, 2007, except as otherwise provided:

                                       1.

     Section 1 of the Plan is amended to delete the phrase "and to provide for the grant of Options to Directors" and replace it with the phrase "and to provide for restricted Stock Grants to Directors."

                                       2.

     Section 2.15 of the Plan is amended to delete the phrase "means an option granted under sec. 7 or sec. 8" and replace it with the phrase "means an option granted under sec. 7."

                                       3.

     Section 2.26 of the Plan is amended to provide as follows:

          2.26 Stock Grant - means Stock granted under sec. 8 or sec. 10.

                                       4.

     Section 6 of the Plan is amended to delete the last sentence of such section and replace it with the following sentence:

     Directors shall be eligible for restricted Stock Grants in accordance with the provisions of sec. 8.

                                       5.

     Section 8 of the Plan is amended to provide as follows:

                                   SECTION 8.

                              GRANTS TO DIRECTORS

     8.1 Automatic Grants. Commencing with fiscal years beginning after March 31, 2007, each Director who is a member of the Board as of the first day of each fiscal year of the Company automatically shall be granted on such date a Stock Grant of a number of shares of restricted Stock determined by dividing (1) 75% of the Black-Scholes valuation of a hypothetical grant on such date of an option to purchase 30,000 shares of Stock, at an exercise price per share of the Fair Market Value of a share of Stock on such date, exercisable commencing on the last day of the fiscal year, and with a 2-year expected life, by (2) the Fair Market Value of a share of Stock on such date (a "Full Grant to a Director"). If a Director commences service on the Board after the first day of a fiscal year, the Director automatically shall be granted (without any action on the part of the Committee) on the date the Director commences service on the Board a Stock Grant of a number of shares of restricted Stock determined by multiplying the number of shares in a Full Grant to a Director for such fiscal year by a fraction, the numerator of which is the number of full and partial months remaining in such fiscal year on the date the Director commences service on the Board and the denominator of which is 12. Each Stock Grant to a Director under this sec. 8 shall be evidenced by a Stock Grant Certificate that sets forth the terms and conditions set forth in this sec. 8.

     8.2 Vesting and Forfeiture. The shares of restricted Stock granted to a Director shall vest and become nonforfeitable on the last day of the fiscal year of the Company during which such Stock Grant was made, so long as the Director remains on the Board through that date. In addition, a Director will vest in all of the shares of restricted Stock if the Director's continuous service on the Board terminates by reason of the Director's death or disability. If, prior to vesting, a Director ceases to serve on the Board other than due to death or disability, the Director will forfeit all rights to unvested shares of restricted Stock. A Director's non-forfeitable interest in the shares of Stock underlying a Stock Grant shall depend on the extent to which such Stock has vested. Each share of Stock underlying a Stock Grant to a Director shall be unavailable under sec. 3 after such grant unless such share thereafter is forfeited, in which event such share of Stock shall again become available under sec. 3 as of the date of such forfeiture. A share of Stock shall cease to be subject to a Stock Grant at such time as a Director's interest in such Stock vests and becomes non-forfeitable, and the certificate representing such share shall be transferred to, or registered in the name of, the Director as soon as practicable thereafter.

     8.3 Dividends and Voting Rights. If a cash dividend is paid on a share of Stock after such Stock has been issued under a Stock Grant to a Director but before the first date that the Director's interest in such Stock (1) is forfeited completely or (2) becomes completely non-forfeitable, the Company shall pay such cash dividend directly to such Director. If a Stock dividend is paid on such a share of Stock during such period, such Stock dividend shall be treated as part of the related Stock Grant, and a Director's interest in such Stock dividend shall be forfeited or shall vest and become non-forfeitable at the same time as the Stock with respect to which the Stock dividend was paid is forfeited or vests and becomes non-forfeitable. The disposition of each other form of dividend that is declared on such a share of Stock during such period shall be made in accordance with such rules as the Committee shall adopt with respect to each such dividend. A Director also shall have the right to vote the Stock issued under his or her Stock Grant during such period.

                                       6.

     Section 17.4 of the Plan is amended to delete the first sentence of such section and replace it with the following sentence:

     Each Award shall be made subject to the condition that the Key Person or Director consents to whatever action the Committee directs to satisfy the minimum statutory federal and state tax withholding requirements, if any, that the Committee in its discretion deems applicable to the exercise of the Option or Stock Appreciation Right, or the satisfaction of any forfeiture conditions with respect to Stock subject to a Stock Grant, including requiring the Key Person or Director to remit to the Company in cash the required withholding amount.

                                       7.

     Section 17.6 of the Plan is amended to delete the phase "or Director (as a condition to the exercise of an Option)".

                                       8.

     Except as amended by this Amendment, the provisions of the Plan shall remain in full force and effect as prior to this Amendment.

     IN WITNESS WHEREOF, the undersigned officer of the Company certifies that the Board adopted this Amendment on June 30, 2006.

                                          --------------------------------------

                                          Name:
                                          --------------------------------------

                                          Title:
                                          --------------------------------------

                             METAL MANAGEMENT, INC.
    PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]


1.       ELECTION OF DIRECTORS -                             For      Withhold    For all
         Nominees: 01 - Norman R. Bobins; 02 - Daniel W.     All      All         Except
         Dienst; 03 - John T. DiLacqua; 04 - Robert Lewon;   [ ]        [ ]         [ ]
         05 - Gerald E. Morris

         ---------------------------------
         (Except nominees written above)

2.       Proposal to ratify the appointment of               For      Against     Abstain
         PricewaterhouseCoopers LLP as the                   [ ]        [ ]         [ ]
         independent registered public accounting firm
         of the Company for the fiscal year ending
         March 31, 2007.

3.       Proposal to approve the amendment of the Metal      For       Against     Abstain
         Management, Inc. 2002 Incentive Stock Option Plan.  [ ]         [ ]         [ ]

4. In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE
MANNER DIRECTED HEREIN BY THE UNDERSIGNED
STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE
VOTED FOR PROPOSALS 1, 2 AND 3.

Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as executor, trustee, guardian or in another representative capacity, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a limited liability company, please sign in the name of the company by an authorized person. If a partnership, please sign in partnership name by an authorized person.


Date
    --------------------------, 2006

Title
     --------------------------------------------------------------------------

Signature(s)
            -------------------------------------------------------------------

-------------------------------------------------------------------------------

If signing as attorney, executor, administrator, trustee or guardian on behalf of an entity (corporation, partnership, etc.), please indicate office or capacity.



                              FOLD AND DETACH HERE

                             YOUR VOTE IS IMPORTANT!

         PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

PROXY                                                                      PROXY

                             METAL MANAGEMENT, INC.
                            325 NORTH LASALLE STREET
                                   SUITE 550
                            CHICAGO, ILLINOIS 60610

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned appoints Daniel W. Dienst and Robert C. Larry, and each of them, as Proxy, each with full power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of Metal Management, Inc. held of record by the undersigned on July 24, 2006, at the Annual Meeting of Stockholders to be held on September 19, 2006 or any adjournment thereof.


         PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

                 (Continued and to be signed on reverse side.)